                                                                   EXHIBIT 10.54


Michigan Electric Transmission Company, LLC
FERC Electric Rate Schedule No. 1
EXECUTION COPY

                        Amendment and Restatement of the

                                  April 1, 2001

                            DISTRIBUTION-TRANSMISSION
                            INTERCONNECTION AGREEMENT

                                 by and between

                     Michigan Electric Transmission Company

                            as Transmission Provider

                                       and

                            Consumers Energy Company

                          as Local Distribution Company

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 1
FERC Electric Rate Schedule No. 1
EXECUTION COPY

                                TABLE OF CONTENTS

ARTICLE 1.    Definitions

ARTICLE 2.    Operational Requirements

ARTICLE 3:    Operation and Maintenance

ARTICLE 4.    Supervisory Control and Data Acquisition, SCADA

ARTICLE 5.    Revenue Metering

ARTICLE 6.    Protective Relaying and Control

ARTICLE 7.    Planning and Obligation to Serve

ARTICLE 8.    Transmission Service Level

ARTICLE 9.    New Construction and Modification

ARTICLE 10.   Access to Facilities

ARTICLE 11.   Notifications and Reporting

ARTICLE 12.   Safety

ARTICLE 13.   Environmental Compliance and Procedures

ARTICLE 14.   Billings and Payment

ARTICLE 15.   Applicable Regulations and Interpretation

ARTICLE 16.   Force Majeure

ARTICLE 17.   Indemnification

ARTICLE 18.   Insurance

ARTICLE 19.   Several Obligations

ARTICLE 20.   Confidentiality

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 2
FERC Electric Rate Schedule No. 1
EXECUTION COPY

ARTICLE 21.   Breach, Default and Remedies

ARTICLE 22.   Term

ARTICLE 23.   Assignment/Change in Corporate Identity

ARTICLE 24.   Subcontractors

ARTICLE 25.   Dispute Resolution

ARTICLE 26.   Miscellaneous Provisions

EXHIBIT 1.    Interconnection Points (Substations) As of April 29, 2002

EXHIBIT 2.    Contact Information for Local Distribution Company's
              Representatives and Transmission Provider's Representatives as of April 29, 2002

EXHIBIT 3.    Special Manufacturing Contracts Influenced by Transmission
              System

EXHIBIT 4.    Metering Specifications

EXHIBIT 5.    Respective Ownership of Substation Facilities As of
              April 29, 2002

EXHIBIT 6.    Jointly Owned Assets - Ownership by Percent of Major
              Equipment As of April 21, 2001

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 3
FERC Electric Rate Schedule No. 1
EXECUTION COPY

                        Amendment and Restatement of the
               DISTRIBUTION TRANSMISSION INTERCONNECTION AGREEMENT

     This Amendment and Restatement of the April 1, 2001 Distribution Transmission Interconnection Agreement ("Agreement") is entered into April 29, 2002, by and between the Michigan Electric Transmission Company, a Michigan corporation ("Transmission Provider"), having a place of business at 212 W. Michigan Avenue, Jackson, Michigan 49201, and Consumers Energy Company ("Local Distribution Company"), a Michigan company, doing business in Michigan and having a place of business at 212 West Michigan Avenue, Jackson, Michigan, 49201. Transmission Provider and Local Distribution Company are individually referred to herein as a "Party" and collectively as "Parties." This Agreement amends, restates and completely replaces the April 1, 2001 Distribution Transmission Interconnection Agreement between the Parties, effective on the date indicated above.

     WHEREAS, Transmission Provider requires access to parts of Local Distribution Company's assets, and Local Distribution Company requires access to parts of Transmission Provider's assets; and

     WHEREAS, the Parties have agreed to execute this mutually acceptable Interconnection Agreement in order to provide interconnection of the Local Distribution Company with the Transmission Provider and to define the continuing rights, responsibilities, and obligations of the Parties with respect to the use of certain of their own and the other Party's property, assets, and facilities.

NOW, THEREFORE, in consideration of their respective commitments set forth herein, and intending to be legally bound hereby, the Parties covenant and agree as follows:

ARTICLE 1. DEFINITIONS

     Wherever used in this Agreement with initial capitalization, the following terms shall have the meanings specified or referred to in this Article 1.

1.1  Administrative Committee means the committee established pursuant to
     Article 6 of the Operating Agreement dated April 1, 2001, as amended and restated, between Local Distribution Company and Transmission Provider.

1.2 Agreement means this Interconnection Agreement between Local Distribution Company and Transmission Provider, including all attachments hereto, as the same may be amended, supplemented, or modified in accordance with its terms.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 4
FERC Electric Rate Schedule No. 1
EXECUTION COPY

1.3 Black Start Capability shall mean a generating unit that is capable of starting without an outside electrical supply.

1.4 Black Start Plan shall mean a plan utilizing Black Start Capability designed and implemented by the Transmission Provider in conjunction with its interconnected generation and distribution customers, Distribution System Control, other electric systems, its Security Coordinator and ECAR, to energize portions of the Transmission System which are de-energized as a result of a widespread system disturbance.

1.5 Commission shall mean the Michigan Public Service Commission (MPSC), or its successor.

1.6 Confidential Information shall have the meaning set forth in Section 20.1 hereof.

1.7 Control Area shall mean an electric system, bounded by interconnection metering and telemetry. Generation within the Control Area is directed to operate in a manner prescribed by guidelines established by ECAR and NERC and in accordance with Good Utility Practice to (a) maintain scheduled interchange with other Control Areas, (b) maintain the operating frequency and (c) provide sufficient generating capacity to maintain operating reserves.

1.8 Distribution System shall mean the equipment and facilities and the Interconnection Equipment owned by the Local Distribution Company and used to deliver power and energy to end users including transformers, switches, and feeders rated at Nominal Voltage of 138 kilovolts (kV) or less.

1.9 Distribution System Control shall mean the entity that has the ability and the obligation to operate the Distribution System Control Area to ensure that the aggregate electrical demand and energy requirements of the load is met at all times, taking into account scheduled and reasonably expected unscheduled outages of system elements.

1.10 Distribution System Control Area shall mean a Control Area whose load and generation, and other bulk power supply points are integrated by the Transmission System.

1.11 Distribution System Control Center shall mean the electric Distribution System Control Center(s) that is/are responsible for monitoring and controlling the Distribution System in real time.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 5
FERC Electric Rate Schedule No. 1
EXECUTION COPY

1.12 Distribution Transformer shall mean an electrical transformer which, generally, has its secondary low-side windings rated at Nominal Voltage of less than 138 kV.

1.13 Due Diligence shall mean the exercise of good faith efforts to perform a required act on a timely basis and in accordance with Good Utility Practice using the necessary technical and personnel resources.

1.14 ECAR is an acronym, which stands for the East Central Area Reliability coordination agreement. This is the Agreement under which Transmission Providers, who are signatories of the agreement, establish regional coordination practices and guides to govern the electric coordinated operation and reliability of the East Central Region of North America.

1.15 Effective Date shall mean the closing date as defined in the Membership Interests Purchase Agreement between the Parties.

1.16 Eligible Customer shall have the same meaning as that term is defined under the Transmission Provider's OATT on file with the FERC.

1.17 Emergency means a condition or situation that in the reasonable good faith determination of the affected Party in accordance with Good Utility Practice contributes to an existing or imminent physical threat of danger to life or a significant threat to health, property or the environment.

1.18 Extended Outage shall mean an Unplanned Outage, in which facilities are automatically removed from service (typically by relay-action operating circuit breakers), with a duration of more than two (2) minutes.

1.19 FERC shall mean the Federal Energy Regulatory Commission or its successor federal agency.

1.20 Force Majeure shall have the meaning set forth under Article 16 hereof.

1.21 Forced Outage shall mean an Unplanned Outage, in which facilities are removed from service by operator intervention and not automatically such as by relay-action operating circuit breakers.

1.22 Good Utility Practice shall mean any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. Good Utility Practice is not intended to be limited to the optimum practice, method, or act to the

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 6
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     exclusion of all others, but rather includes all acceptable practices, methods, or acts generally accepted in the region.

1.23 Governmental Authority shall mean any foreign, federal, state, local or other governmental regulatory or administrative agency, court, commission, department, board, or other governmental subdivision, legislature, rulemaking board, tribunal, arbitrating body, or other governmental authority; provided such entity possesses valid jurisdictional authority to regulate the Parties and the terms and conditions of this Agreement.

1.24 ISO means Independent System Operator.

1.25 Interconnection Equipment shall mean all the equipment that is necessary for the interconnection of the Distribution System to the Transmission System which is located at the substations listed in Exhibit 1 hereto as it may be revised from time to time.

1.26 Interconnection Point(s) shall mean the point(s) at which the Distribution System is connected to the Transmission System, as set forth in Exhibit 1 hereto as it may be revised from time to time.

1.27 Interconnection Service shall mean the services provided by the Transmission Provider for the interconnection of the Distribution System with the Transmission System. Interconnection Service does not include the right to transmission service on the Transmission System, which service shall be obtained in accordance with the provisions of the Transmission Provider's OATT.

1.28 Interconnection Standards shall be those standards provided by the Transmission Provider to the Local Distribution Company to establish and maintain interconnection operation in compliance with standards of NERC, ECAR, applicable state or federal regulations or by mutual agreement of the Parties.

1.29 Interest Rate shall mean an annual percentage rate of interest equal to the lesser of (a) the prime rate published by the Wall Street Journal (which represents the base rate on corporate loans posted by at least 75% of the nation's banks) on the date due, plus 2%, or (b) the highest rate permitted by law.

1.30 Jointly Owned Assets shall mean those assets in which the Transmission Provider and Local Distribution Company have undivided ownership interests. Due to the nature of substation designs, many of the supporting substation assets (e.g., station batteries, fence, control houses, ground grid, yard stone, steel structures, and some protective relay equipment)

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 7
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     cannot be separated by ownership and the Parties share in the ownership of such assets. The respective ownership of such assets by substation is shown in Exhibit 6.

1.31 Knowledge shall mean actual knowledge of the corporate officers or managers of the specified Person charged with responsibility for the particular function as of the Effective Date of this Agreement, or, with respect to any certificate delivered pursuant to the Agreement, the date of delivery of the certificate.

1.32 Least-Cost shall mean the lowest Transmission System and Distribution System facility costs, over the life of the facility, to accommodate an improvement need while adequately providing for reliability, operating, and maintenance requirements.

1.33 Local Distribution Company shall mean Consumers Energy Company and its successors and assigns.

1.34 Local Distribution Company Provided Services shall mean those services provided by the Local Distribution Company for the Transmission Provider by mutual agreement or contract.

1.35 Local Distribution Company's Representative shall be that person(s) identified as the point of contact for day-to-day operations of the Distribution System, identified in Section 2.3.

1.36 Momentary Outage shall mean a Distribution or Transmission System (in whole or in part) interruption in service with a duration of two (2) minutes or less.

1.37 Momentary Outage Event shall mean one or more Momentary Outages within any 60-minute period that are attributable to the same root cause.

1.38 NERC shall mean the North American Electric Reliability Council or its successor.

1.39 Network Security shall mean the ability of the Transmission System to withstand sudden disturbances such as unforeseen conditions, electric short circuits or unanticipated loss of system elements consistent with reliability principles used to design, plan, operate, and assess the actual or projected reliability of an electric system that are established by any Governmental Authority, NERC or ECAR and which are implemented by Transmission Provider or required of Transmission Provider in compliance with Security Coordinator directives.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 8
FERC Electric Rate Schedule No. 1
EXECUTION COPY

1.40 Network Security Condition shall mean a condition or situation in which, in the reasonable good faith determination of Transmission Provider, Network Security is not satisfied or is threatened.

1.41 Nominal Voltage shall mean an accepted standard voltage level offered by the Transmission Provider, at various points on the Transmission System, including but not limited to 120 kV, 138 kV and 345 kV.

1.42 Normal System Condition shall mean any operating conditions of the Transmission System other than an Emergency or Network Security Condition.

1.43 Open Access Transmission Tariff or OATT shall mean the Open Access Transmission Tariff of the Transmission Provider on file with the FERC.

1.44 Operating Committee means the committee established pursuant to Section
     6.4.3 of the Operating Agreement dated April 1, 2001, as amended and restated, between Local Distribution Company and Transmission Provider.

1.45 Party or Parties shall have the meaning set forth in the introductory paragraph of this Agreement.

1.46 Person shall mean any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, or governmental entity or any department or agency thereof.

1.47 Planned Outage shall mean action by (i) Local Distribution Company or Transmission Provider to take its equipment, facilities or systems out of service, partially or completely, to perform work on specific components that is scheduled in advance and has a predetermined start date and duration pursuant to the procedures set forth in Sections 3.9.1, 3.9.2, and
     3.9.4. Planned Outage shall not include the construction of new facilities or system elements, the modification of existing facilities or system elements addressed in Article 9, which includes, but is not limited to, activities associated with the construction of third party facilities or with the modifications required to accommodate third party facilities.

1.48 Planning Committee means the committee established pursuant to Section
     6.4.3 of the Operating Agreement dated April 1, 2001, as amended and restated, between Local Distribution Company and Transmission Provider.

1.49 Protective Relay is a device which detects abnormal power system conditions and, in response, initiates automatic control action.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                 Original Sheet No. 9
FERC Electric Rate Schedule No. 1
EXECUTION COPY

1.50 Protective Relay System is a group of Protective Relays and associated sensing devices and communications equipment that detects system abnormalities and performs automatic control action to mitigate or reduce adverse effects of such abnormalities.

1.51 Qualified Personnel shall mean individuals trained for their positions in accordance with Good Utility Practice.

1.52 RTO means Regional Transmission Organization.

1.53 Regulated Substance means any contaminant, hazardous waste, hazardous substance, hazardous constituent, or toxic substance, as defined in the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA), 42 USC 9601 et seq, Resource Conservation and Recovery Act
     (RCRA), 42 USC 6901 et seq, Toxic Substances Control Act (TSCA), 15 USC 2601 et seq, The Michigan Natural Resources and Environmental Protection Act (MCLA 324.101 et seq); or any other similar statutes now or hereafter in effect.

1.54 Release shall mean, spill, leak, discharge, dispose of, pump, pour, emit, empty, inject, leach, dump, or allow to escape into or through the environment.

1.55 Revenue Quality Metering System shall mean a system which includes current and voltage instrument transformers, secondary wiring, test switches, meter transducer(s), meter and loss compensation as set forth in Article 5.

1.56 RTU - Remote Terminal Units shall mean a device connected by a communication system to one or more master computers with appropriate software placed at various locations to collect data and perform remote control. It may also perform intelligent autonomous control of electrical systems and report the results back to the master computer(s).

1.57 Security Coordinator shall mean a NERC-approved entity that provides the security assessment and emergency operations coordination for one or more Control Areas or transmission providers and which has operational authority under NERC standards over the Transmission Provider.

1.58 Steady-State Voltage shall mean the value of a voltage after all transients have decayed to a negligible value. The root-mean-square value in the steady-state does not vary with time.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 10
FERC Electric Rate Schedule No. 1
EXECUTION COPY

1.59 Supervisory Control and Data Acquisition (SCADA) shall mean a system that provides data acquisition, supervisory control and alarm display and control from remote field locations to control centers.

1.60 Transmission Provider shall mean the Michigan Electric Transmission Company and its successors and assigns.

1.61 Transmission Provider's Representative(s) shall be that person(s) identified as the point for contact for day-to-day operations of the Transmission System, identified in Section 2.3.

1.62 Transmission System shall mean all the facilities of the Transmission Provider that perform a "Transmission" function, as defined in Section 1.1 of the Easement Agreement between the Parties, dated April 29, 2002, as modified by Section 3.4 of this Agreement.

1.63 Transmission System Operations Center(s) shall mean the electric Transmission System control center(s) that is/are responsible for monitoring and controlling the Transmission System in real time.

1.64 Unplanned Outage shall mean action by Local Distribution Company or Transmission Provider to take its equipment, facilities or systems out of service, partially or completely, due to an unanticipated failure, when such removal from service was not scheduled in accordance with Sections 3.9.1, 3.9.2, and 3.9.4. Such removal from service may be automatic such as by relay-action operating circuit breakers or by operator intervention. Momentary interruptions are excluded from the definition of Unplanned Outages. Unplanned Outages include Forced Outages as well as Extended Outages.

ARTICLE 2. OPERATIONAL REQUIREMENTS

2.1 Subject to the terms and conditions of this Agreement, Transmission Provider shall provide Local Distribution Company Interconnection Service for each Interconnection Point identified in Exhibit 1, from the Effective Date for the term of this Agreement.

2.2 The Interconnection Points between the Transmission System and Distribution System are listed in Exhibit 1. It shall be the Transmission Provider's responsibility to annually prepare an addendum to this exhibit that shows all new or modified interconnections. The original Exhibit 1 and all addendums shall be retained for future reference.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 11
FERC Electric Rate Schedule No. 1
EXECUTION COPY

2.3 Local Distribution Company's Representatives and Transmission Provider's Representatives are listed in Exhibit 2, as may be modified from time to time by either Party, giving written notice of changes regarding its Representative(s) to the other Party.

2.4  Interconnection Standards

     2.4.1 The Interconnection Point(s) shall be established and maintained in accordance with Good Utility Practice and the applicable NERC, Federal, State, OATT and ECAR standards and policies for Transmission Provider service to Local Distribution Company.

     2.4.2 Reactive Power. Transmission Provider and Local Distribution Company recognize and agree that they have a mutual responsibility for maintaining voltage at the Interconnection Points. Transmission Provider is responsible for maintaining Transmission System voltage as listed in Sections 8.1, 8.2 and 8.3 and reasonably compensating for reactive power losses resulting from transmission service. The Local Distribution Company is responsible for controlling Distribution System voltage and compensating for Distribution System reactive power losses and reactive power consumed by retail customers. The Local Distribution Company may use a combination of static and dynamic reactive resources at various locations around the Transmission Provider's system. The Local Distribution Company's and the Transmission Provider's SCADA systems shall be used to determine the net exchange of reactive power on a total interconnections basis. For those distribution substations where there are no SCADA facilities in place the reactive flows shall be determined from SCADA data on the connecting lines in conjunction with computer load flow simulations. At load levels below 90% of peak the system should be designed such that the average power factor for the sum of all Interconnection Points is between 90% lagging and 90% leading ("peak" as used here shall refer to a current year's maximum MW load for the Local Distribution Company). For load levels above 90% of peak the power factor should be at 98% (lagging or leading), or better. If the power factor falls below this minimum the Planning Committee shall review available options and determine the best method of addressing any resulting system problems.

2.5(a) The Local Distribution Company shall comply with Transmission Provider's reasonable operating requirements or switching procedures. The Local Distribution Company shall verbally notify the Transmission Provider if the Local Distribution Company is unable to comply with this Section at any time during the term of the Agreement.

     (b) The Transmission Provider shall comply with Local Distribution Company's reasonable operating requirements or switching procedures. The

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 12
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     Transmission Provider shall verbally notify the Local Distribution Company if the Transmission Provider is unable to comply with this Section at any time during the term of the Agreement.

2.6 Local Distribution Company shall comply with the requests, orders, directives and requirements of Transmission Provider in its role of implementing the directives of the Security Coordinator. Any such requests, orders, directives or requirements of Transmission Provider must be (a) issued in accordance with Good Utility Practice, (b) not unduly discriminatory, (c) otherwise in accordance with applicable tariffs or applicable federal, state or local laws, (d) in conformance with NERC operating procedures, and (e) reasonably necessary to maintain the integrity of the Transmission System.

2.7  Load Shedding

     2.7.1 Local Distribution Company shall comply, as part of a Control Area program, with installation of automatic underfrequency load shedding equipment and maintain compliance with the standards set forth in NERC and ECAR operating standards and policies at Transmission Provider's expense.

     2.7.2 The Transmission Provider may direct the Local Distribution Company to shed load to maintain the reliability and integrity of the Transmission System, in accordance with the OATT. The Transmission Provider and the Local Distribution Company will comply with MPSC directives and will endeavor to minimize the impact on the Local Distribution Company customers.

2.8  Not a Reservation for Transmission Service

     2.8.1 Local Distribution Company, or an Eligible Customer under the OATT, shall be responsible for making arrangements under the OATT for transmission and any ancillary services associated with the delivery of capacity and/or energy purchased or produced by the Local Distribution Company, which services shall not be provided under this Agreement.

     2.8.2 Local Distribution Company and Transmission Provider make no guarantees to the other under this Agreement with respect to transmission service that is available under the Transmission Provider's OATT or any other tariff under which transmission service may be available in the region. Nothing in this Agreement shall constitute an express or implied representation or warranty with respect to the current or future availability of transmission service. Should the Parties enter into an arrangement under the

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 13
FERC Electric Rate Schedule No. 1
EXECUTION COPY

          OATT or another tariff, any terms in this Interconnection Agreement that may be in conflict with that tariff shall be subordinate to the terms of that tariff.

ARTICLE 3. OPERATION AND MAINTENANCE

3.1 The Operating Committee shall develop specific methods and procedures with respect to Local Distribution Company's and Transmission Provider's systems covering at least, but not limited to, the following areas: safety, voltage control, outage planning and implementation, service restoration, emergency operations procedures, frequency controls, environmental matters, and maintenance planning and execution.

3.2 The respective ownership of substation facilities as of the date of this contract is shown in Exhibit 5. Exhibit 5 will be updated with an addendum at least annually by the Transmission Provider and approved in writing by the Local Distribution Company to show changes in ownership. The original
     Exhibit 5 and all addendums will be retained for future reference.

3.3 All operation and maintenance activities will be the financial responsibility of the owning Party. All operation and maintenance activities on Jointly Owned Assets will be under the direction and control of the Party that owns the greater percentage of the major equipment at that location. In the case where both Parties own an equal share the Local Distribution Company shall have such direction and control. The Parties' respective share of responsibility for the costs of all operation and maintenance activities on Jointly Owned Assets shall be the same percentage as the percentage of major equipment owned by the Party in that substation as set forth in Exhibit 6 and its subsequent addendums. All generation-related assets owned by the Local Distribution Company in a substation will be included as a part of the Local Distribution Company's assets in making this calculation. Responsibilities related to third-party owned generation-related assets will be split according to the nominal operating voltage at the point of connection of the generation circuit. At 120kV and above the third-party generation-related assets will be included as a part of the Transmission Provider's assets for purposes of making this calculation. Below 120 kV the third-party generation-related assets will be included as a part of the Local Distribution Company's assets for purposes of making this calculation. Major equipment shall be defined as main power transformers, 23 kV, 46 kV, 138 kV, and 345 kV circuit breakers, power system regulators and reclosers, and 46 kV and 138 kV capacitor banks. (Any three-phase installation of such equipment shall count as a single unit).
     Exhibit 6 will be updated with an addendum at least annually by the Transmission Provider and approved in writing by the Local Distribution Company to show all changes in equipment ownership in the

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 14
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     joint substations. The original Exhibit 6 and all addendums will be retained for future reference. In those substations where each Party owns assets each Party shall be financially responsible for its appropriate share of station power energy usage.

3.4 The Parties agree that the principles upon which the initial identification was made of facilities as being either Transmission or Distribution (See the definitions of "Transmission" and "Distribution" in Section 1.1 of the Amended and Restated Easement Agreement dated April 29, 2002 between the Parties) shall continue to be applied for the future unless modification is agreed to by both Parties. Should future system modifications result in the reclassification of assets, the Parties agree to convey ownership of those assets to the appropriate Party. However, no such reclassification shall affect how the other Sections of this Agreement are applied until there is a change in ownership of the facilities involved and until any related changes are made to this Agreement and its exhibits. Upon such a change in ownership, the Planning Committee shall revise Exhibits 6 and/or 7 when needed to reflect the change in ownership. The conveyed facilities shall be priced at 1.18 times the seller's net plant value but in any case shall not be less than zero dollars (i.e. no payment from seller to purchaser will occur as a result of net plant value being less than zero). As used herein, "net plant value" shall mean the asset's original cost depreciated according to the seller's accepted accounting method. In addition, should either Party plan to abandon or otherwise take out of service any facilities which could be of use as part of the other Party's system, it shall offer to convey to the other Party such facilities before they are taken out of service under the same pricing formula outlined above. All types of conveyances discussed in this paragraph shall be subject to the following conditions:

     (a) The Planning Committee shall within 12 months of the Effective Date of this Agreement develop appropriate timeframes and procedures for accomplishing such conveyances.

     (b) At least 12 months (or as close as feasible to 12 months) before implementing system modifications which would result in such a conveyance, the Party planning to do such modifications shall notify the other Party of such plans. The other Party, if it wishes, shall then have 2 months within which to propose an alternative modification which is consistent with Good Utility Practice, which would reduce or eliminate the need for conveyances, and which would cost the Party seeking to do the modifications no more than the originally proposed modification. If such an alternative is provided in a timely manner, the Party proposing to do the modification shall consider the alternative and shall not unreasonably refuse to pursue the alternative instead of the original proposal.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 15
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     (c) Possible impediments to timely conveying the property in question (e.g. difficulty in getting release from the conveyor's indenture) shall be referred to the Administrative Committee. The Administrative Committee is authorized to modify the requirements of this Section with regard to such a specific proposed modification however it deems appropriate in light of the possible impediment and other circumstances.

3.5 Each Party shall operate any equipment that might reasonably be expected to have impact on the operations of the other Party in a safe and efficient manner and in accordance with all applicable federal, state, and local laws, NERC operating practices, and Good Utility Practice, and otherwise in accordance with the terms of this Agreement. Each Party shall comply with the reasonable requests, orders, directives and requirements of the other Party, which are authorized under this Agreement.

3.6(a) Without limiting the generality of Section 3.5, Local Distribution
     Company shall own, operate and maintain its Distribution System in a manner in accordance with Good Utility Practice to prevent degradation of voltage or services of the Transmission System. The Local Distribution Company shall be responsible for the costs to repair or replace the Distribution System and Local Distribution Company's Interconnection Equipment.

3.6(b) Without limiting the generality of Section 3.5, Transmission Provider shall own, operate and maintain its Transmission System in a manner in accordance with Good Utility Practice to prevent degradation of voltage or services of Local Distribution Company's Distribution System. The Transmission Provider shall be responsible for the costs to repair or replace the Transmission System and Transmission Provider's Interconnection Equipment.

3.6(c) Without limiting the generality of Section 3.5, Local Distribution
     Company or Transmission Provider, as appropriate pursuant to Section 3.3 hereof, shall operate and maintain Jointly Owned Assets in a manner in accordance with Good Utility Practice to prevent degradation of voltage or services to either Party.

3.7(a) Except during an Emergency, Local Distribution Company shall not, without prior Transmission Provider authorization, operate any Transmission Provider circuit, including transformer, line or bus elements. Local Distribution Company shall retain the right to operate Transmission Provider equipment during an Emergency for imminent personnel safety threat, to prevent damage to equipment or to maintain the integrity of the

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 16
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     Distribution System. When practical, prior to operation of such equipment, Local Distribution Company shall provide notice to the Transmission Provider. The Local Distribution Company shall not operate any Transmission System circuit if upon notice the Transmission Provider expressly refuses to grant permission to the Local Distribution Company. Within five (5) working days of such Emergency, Local Distribution Company shall provide written explanation of such Emergency to Transmission Provider.

3.7(b) Except during an Emergency, Transmission Provider shall not, without prior Local Distribution Company authorization, operate any Local Distribution Company circuit, including transformer, line or bus elements. Transmission Provider shall retain the right to operate Local Distribution Company equipment, during an Emergency for imminent personnel safety threat, to prevent damage to equipment or to maintain the integrity of the Transmission System. When practical, prior to operation of such equipment, Transmission Provider shall provide notice to Local Distribution Company. Transmission Provider shall not operate any Distribution System circuit. if upon notice the Local Distribution Company expressly refuses to grant permission to the Transmission Provider. Within five (5) working days of such Emergency, Transmission Provider shall provide written explanation of such Emergency to Local Distribution Company.

3.7(c) In an Emergency, joint facilities shall be operated by the Party able to first respond with Qualified Personnel.

3.8 Local Distribution Company and Transmission Provider shall design, install, test, calibrate, set, and maintain their respective Protective Relay equipment in accordance with Good Utility Practice, applicable federal, state or local laws and this Agreement, as set forth in Article 6 hereof. In the case of jointly owned relaying equipment, the Party having direction and control pursuant to Section 3.3 hereof shall design, install, calibrate, set, and maintain Protective Relay equipment in accordance with Good Utility Practice. Without limiting the generality of Section 3.5(c) above, costs for such work will be split between the Companies on a predetermined ownership percentage basis as set forth in the then-current version of Exhibit 6.

3.9(a) If Transmission Provider reasonably determines that (i) any of Local
     Distribution Company's Interconnection Equipment fails to perform in a manner in accordance with Good Utility Practice or this Agreement, or (ii) Local Distribution Company has failed to perform proper testing or maintenance of its Interconnection Equipment in accordance with Good Utility Practice or this Agreement, Transmission Provider shall give Local Distribution Company written notice to take corrective action. Such written

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 17
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     notice shall be provided by Transmission Provider to Local Distribution Company's Representative as soon as practicable upon such determination. If Local Distribution Company fails to initiate corrective action promptly, and in no event later than seven (7) days after the delivery of such notification, and if in Transmission Provider's reasonable judgment leaving Local Distribution Company's Distribution System connected with Transmission System would create an Emergency or Network Security Condition, Transmission Provider may, with as much prior verbal notification to Local Distribution Company and Distribution System Control as practicable, open only the Interconnection Point(s) needing corrective action connecting the Local Distribution Company and Transmission Provider until appropriate corrective actions have been completed by Local Distribution Company, as verified by Transmission Provider. Prior to taking such action, Transmission Provider shall give appropriate consideration to the needs of the Local Distribution Company's end-use customers. Transmission Provider's judgment with regard to an interruption of service under this paragraph shall be made in accordance with Good Utility Practice and subject to Section 3.1 hereto. In the case of such interruption, Transmission Provider shall immediately confer with Local Distribution Company regarding the conditions causing such interruption and its recommendation concerning timely correction thereof. Both Parties shall act promptly to correct the condition leading to such interruption and to restore the connection.

3.9(b) If Local Distribution Company reasonably determines that (i) any of
     Transmission Provider's Interconnection Equipment fails to perform in a manner in accordance with Good Utility Practice or this Agreement, or (ii) Transmission Provider has failed to perform proper testing or maintenance of its Interconnection Equipment in accordance with Good Utility Practice or this Agreement, Local Distribution Company shall give Transmission Provider written notice to take corrective action. Such written notice shall be provided by Local Distribution Company to Transmission Provider's Representative as soon as practicable upon such determination. If Transmission Provider fails to initiate corrective action promptly, and in no event later than seven (7) days after the delivery of such notification, and if in Local Distribution Company's reasonable judgment leaving Transmission System connected with Local Distribution Company's Distribution System would create an Emergency, Local Distribution Company may, with as much prior verbal notification to Transmission Provider and Distribution System Control as practicable, open only the Interconnection Point(s) needing corrective action connecting the Transmission Provider and Local Distribution Company until appropriate corrective actions have been completed by Transmission Provider, as verified by Local Distribution Company. Local Distribution Company's judgment with regard to an interruption of service under this paragraph shall be made in accordance with Good Utility Practice and subject to

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 18
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     Section 3.1 hereto. In the case of such interruption, Local Distribution Company shall immediately confer with Transmission Provider regarding the conditions causing such interruption and its recommendation concerning timely correction thereof. Both Parties shall act promptly to correct the condition leading to such interruption and to restore the connection.

3.10 Outages

     3.10.1 Outage Authority and Coordination. In accordance with Good Utility Practice, each Party may, in close cooperation with the other, remove from service its system elements that may impact the other Party's system as necessary to perform maintenance or testing or to replace installed equipment. Absent the existence of an Emergency, the Party scheduling a removal of a system element from service will schedule such removal on a date mutually acceptable to both Parties, in accordance with Good Utility Practice.

     3.10.2 The Parties shall coordinate inspections, Planned Outages, and maintenance of their respective equipment, facilities and systems so as to minimize the impact on the availability, reliability and security of both Parties' systems and operations when the outage is likely to have a materially adverse impact on the other Party's system or the Local Distribution Company's end-use customers. Subject to the confidentiality provisions of Article 20, on or before October 1 of each year during the term hereof, the Parties shall exchange non-binding Planned Outage schedules for the following calendar year, which shall be developed and followed in accordance with Good Utility Practice, for the Distribution System and Transmission System. The Parties shall communicate the outage schedules as promptly as possible, provided that in no event shall such schedule be provided less than fifteen (15) days prior to a Planned Outage. The Parties shall keep each other updated regarding any changes to such schedules.

     3.10.3 Unplanned Outages

          3.10.3.1 Distribution System Unplanned Outage. In the event of an Unplanned Outage of a system element of the Distribution System adversely affecting the Transmission System, the Local Distribution Company will act in accordance with Good Utility Practice to promptly restore that system element to service unless the Local Distribution Company obtains concurrence from the Transmission Provider that some deferral is reasonable,

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 19
FERC Electric Rate Schedule No. 1
EXECUTION COPY

               and this concurrence shall not be unreasonably withheld. The Local Distribution Company shall plan and maintain its Distribution System such that the average length of distribution system outages having a direct impact on the Transmission System shall not exceed 166 minutes per event on an annual basis. For any year in which the average outage duration exceeds this limit, the Local Distribution Company shall develop a plan to improve the outage restoration process and reduce outages and shall obtain the Transmission Provider's concurrence with this plan. Within forty-eight hours (48) of the beginning of any Unplanned Outage, the Local Distribution Company shall provide the Transmission Provider with a restoration plan.

          3.10.3.2 Transmission System Unplanned Outage. In the event of an Unplanned Outage of a system element of the Transmission System adversely affecting the Local Distribution Company's Distribution System, the Transmission Provider will restore the system to normal as soon as possible unless the Transmission Provider obtains concurrence from the Local Distribution Provider that some deferral is reasonable, and this concurrence shall not be unreasonably withheld. The Transmission Provider shall plan and maintain its Transmission System such that the average length of Transmission System outages having a direct impact on customers of the Local Distribution Company shall not exceed 166 minutes on an annual basis. For any year in which the average outage duration exceeds this limit, the Transmission Provider shall develop a plan to improve the outage restoration process and reduce outages and shall obtain the Local Distribution Company's concurrence with this plan. Within forty-eight hours (48) of the beginning of any Unplanned Outage the Transmission Provider shall provide the Local Distribution Company with a restoration plan. For any 138 kV system outage it is expected that the system will be restored to its normal configuration within seven (7) days; for any 345 kV system outage it is expected that the system will be restored to its normal configuration within thirty (30) days. If it is expected that any Unplanned Outage will exceed these limits the Transmission Provider shall provide the Local Distribution Company with detailed information on measures being taken to minimize the outage time.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 20
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     3.10.4 Planned Outages

          3.10.4.1 Distribution System Planned Outage. In the event of a Planned Outage of a system element of the Distribution System adversely affecting the Transmission System, the Local Distribution Company will act in accordance with Good Utility Practice to promptly restore that system element to service in accordance with its schedule for the work that necessitated the Planned Outage.

          3.10.4.2 Transmission System Planned Outage. The Transmission Provider shall review all Transmission System Planned Outages with the Local Distribution Company. In the event of a Planned Outage of a system element of the Transmission System adversely affecting the Local Distribution Company's Distribution System, the Transmission Provider will act in accordance with Good Utility Practice to promptly restore that system element to service in accordance with its schedule for the work that necessitated the Planned Outage.

3.11 The Parties shall use best efforts in accordance with Good Utility Practice to coordinate operations in the event of any Forced or Planned Outage that affects the other Party's system.

3.12 Black Start Plan Participation. In accordance with Good Utility Practice, Local Distribution Company agrees to participate in Transmission Provider's Black Start Plan for the Distribution System and the Transmission System, as well as any verification testing.

3.13 The Parties shall notify and make available in a timely manner, electric system modeling information necessary for the other Party to monitor, analyze, and protect its facilities in a real time environment, no less than 30 days prior to the energization of new or reconfigured network facilities.

ARTICLE 4. SUPERVISORY CONTROL AND DATA ACQUISITION, SCADA

4.1 If the Transmission Provider chooses to operate its own SCADA system, or to make modifications or additions to the existing system, the following terms and conditions of this Article 4 will apply.

4.2 Interconnection Points containing SCADA and communications equipment installed prior to April 1, 2001, shall be considered to satisfy the terms and conditions of this article. For those Interconnection Points that existed

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 21
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     prior to April 1, 2001 that did not contain SCADA and communications equipment, and for new Interconnection Points installed after April 1, 2001 where SCADA and communications equipment is necessary for and requested by the Transmission Provider to perform monitoring, state estimation and contingency analysis, the Local Distribution Company shall install and operate such equipment at the Transmission Provider's expense. Each Interconnection Point or other mutually agreeable location with SCADA and communications equipment shall have one dedicated communications path to the Local Distribution Company's control center for the RTU data. The cost of the dedicated communications path and general use station phone shall be shared on an equal basis. Additional data paths and communications equipment requested, either emanating from the substation, the Local Distribution Company's control center, or the Transmission Provider's control center, will be at the expense of the requestor. This data and status information may be real time or with a time delay mutually acceptable to the Parties. The method of providing this data and control will be via an industry standard protocol such as Inter-Control Center Protocol (ICCP) or other method agreed to by the Parties. Such data may include, but not be limited to megawatts, megavars, voltage, amperes, device status, interchange schedule error, and communication system status.

4.3 The Transmission Provider reserves the right at its expense, to require, for new, or modified Local Distribution Company Interconnection Points, installation of a Transmission Provider's RTU or installation of a dual port RTU to provide data and control directly to the Transmission Provider within the Local Distribution Company's substation. The Local Distribution Company will assist in furnishing desired inputs for the Transmission Provider's RTU.

4.4 The operating metering system shall consist of instantaneous values of MW, MVAR, and voltage.

     4.4.1 Values shall be inputted to a RTU or comparable communication device for communication with the Party having Control Area responsibility.

     4.4.2 Transducers may utilize the voltage transformers and current transformer secondary circuits also utilized by the revenue metering equipment for a particular interconnection. In such case, the performance criteria listed in Exhibit 4 of the Agreement, Metering Specifications, for the voltage transformers and the current transformers, shall apply. Relaying class voltage transformers and or current transformers shall not be utilized unless mutually agreed between all the owners of the metering equipment and the Local Distribution Company.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 22
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     4.4.3 Transducers shall have maximum 0.3% inaccuracy. Transducers shall be field calibrated as necessary but at least once every ten (10) years and documentation shall be retained showing the calibration results until next calibration.

     4.4.4 Telemetry shall be maintained and calibrated such that overall inaccuracy of MW, MVAR, and voltage values is less than 1.0% of full scale.

4.5 To the extent new RTUs and associated communications equipment is to be installed, the Local Distribution Company shall install or facilitate installation of the RTU and associated communications equipment as soon as practicable, provided that installation shall be accomplished within a time period of no more than 270 days following notice by Transmission Provider or prior to commissioning of any new Interconnection Points.

ARTICLE 5. REVENUE METERING

5.1 Transmission Provider shall own, operate, test and maintain any metering equipment at the Interconnection Points, as required by this Article 5 not including any metering equipment owned by the Local Distribution Company for use in metering its end-use customers. Transmission Provider and Local Distribution Company agree that, as to all Interconnection Points in existence as of the Effective Date, no new or different metering equipment or arrangements shall be required. For existing Interconnection Points where low-side metering exists without loss compensation, the Parties will agree to adjust the metering data in such a manner to account for any real power losses between the location of the meter and the Interconnection Point. To the extent existing metering equipment is replaced and when new metering equipment is installed at Interconnection Points in existence as of the Effective Date, such replacements or installations shall meet the standards set in Section 5.2. Transmission Provider shall provide, install, own, operate, test and maintain the new metering equipment located at the Interconnection Points.

5.2 The Revenue Quality Metering System shall consist of all instrument transformers (current and voltage), secondary wiring, test switches, and meter(s) required to determine the metering values for record for any given metering point.

     5.2.1 Metering shall be form 9, 3-element for 4-wire systems and form 5, 2-element for 3-wire systems.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 23
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     5.2.2 Meters shall measure, at a minimum, megawatt hours and megavar hours and have bi-directional capability, where applicable. All measured values shall have individual outputs where applicable and a minimum 35-day interval data recording capability for each measured value.

     5.2.3 Whenever feasible, any new metering facilities shall be located at the same physical location as the Interconnection Point. If it is not reasonable to have the metering facilities and the Interconnection Point at the same physical location, the metering data will be adjusted to account for real power losses between the location of the meter and the Interconnection Point.

     5.2.4 Transmission Provider shall maintain records that demonstrate compliance with all meter tests and maintenance conducted in accordance with Good Utility Practice for the life of the Interconnection Point. Local Distribution Company shall have reasonable access to the records.

     5.2.5 For installations where the metering is performed using loss compensation, the factory certified test results of the power transformer, if available, including load, no-load losses and calculated meter loss calculations, shall be recorded in a written record. Local Distribution Company shall have reasonable access to the records.

     5.2.6 Transmission Provider shall maintain records of the factory certified test results, or the utility test shop test results, showing compliance of the meters with the applicable metering test standards.

     5.2.7 Transmission Provider's Metering equipment shall be tested by Transmission Provider at its own expense not less than once every year, unless an extension of the testing cycle is agreed upon by the Parties. The accuracy of such metering equipment shall be maintained by Transmission Provider in accordance with applicable regulatory standards. At the request of either Party, special tests shall be made. If any special meter test discloses the metering device to be registering within acceptable limits of accuracy as specified herein, then the Party requesting such special meter test shall bear the expense thereof. Otherwise, the expense of such test shall be borne by the owner. Representatives of either Party shall be afforded opportunity to be present at all routine or special tests and upon occasions when any readings for purposes of settlements hereunder are taken from meters not producing an automatic record.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 24
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     5.2.8 If, as a result of any test, any meter shall be found to be registering more than two (2) percent above or below one hundred (100) percent of accuracy, the account between the Parties hereto shall be corrected for a period equal to one-half of the elapsed time since the last prior test, according to the percentage of inaccuracy so found, except that if the meter shall have become defective or inaccurate at a reasonably ascertainable time since the last prior test of such meter, the correction shall extend back to such time. No meter shall be left in service if found to be more than two (2) percent above or below one hundred (100) percent of accuracy. Should metering equipment at any time fail to register, the energy delivered shall be determined from the best available data. All meters shall be kept under seal, such seals to be broken only when the meters are to be tested or adjusted.

     5.2.9 Test switches shall be installed to allow independent testing and/or replacement of each meter and transducer utilizing the secondary circuit so as not to interrupt the operation of other devices utilizing the secondary circuit.

     5.2.10 In substations where an RTU or other remote data collecting and telecommunication device is present, meters shall have form C, 3-wire outputs with programmable values determined by the Transmission Provider for bi-directional MWHs and MVARs.

     5.2.11 In the event an interconnection meter needs replacement or repair, a representative from Local Distribution Company shall be given a reasonable opportunity to be present during such repair or replacement.

ARTICLE 6. PROTECTIVE RELAYING AND CONTROL

6.1 Transmission Provider and the Local Distribution Company shall, in accordance with Good Utility Practice, coordinate, review and approve all new Protective Relaying equipment, including equipment settings, Protective Relay schemes, drawings, and functionality associated with each Interconnection Point. Protective Relaying equipment and schemes installed before the date of this agreement shall be considered to satisfy the terms and conditions of this Article 6. When existing equipment or schemes are replaced or when new equipment or schemes are installed per this Article 6 or in association with new Interconnection Points, then the terms and conditions of Article 6 shall apply. Each Party shall incur the expense for the work on its system.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 25
FERC Electric Rate Schedule No. 1
EXECUTION COPY

6.2 To the extent that there is generation on the Distribution System which, in the reasonable judgment of either Party, may contribute material amounts of current to a fault on the Transmission System, the Local Distribution Company shall have and enforce standards to ensure the provision, installation and maintenance of relays, circuit breakers, and all other devices necessary to promptly remove any fault contribution of such generation to any short circuit occurring on the Transmission System and not otherwise isolated by the Transmission Provider equipment. Such standards will be included in the Local Distribution Company's connection requirements for generation. Transmission Provider and Local Distribution Company shall not be responsible for protection of such generation.

6.3 Transmission Provider shall own, operate, maintain and test those Protective Relay Systems that control their breakers or equivalent protective devices. Local Distribution Company shall own, operate, maintain, and test those Protective Relay Systems that control their breakers or equivalent protective devices governed by this Article 6. The Parties shall maintain, and, as necessary, upgrade their respective Protective Relay Systems and shall provide the other Party with access to available copies of operation and maintenance manuals and test records for all relay equipment upon request. The Transmission Provider will provide protective relay settings for the relays that control breakers or equivalent protective devices owned by the Local Distribution Company that also protect Transmission Provider's equipment. The Local Distribution Company will review and apply the settings.

6.4 The owner (Transmission Provider or Local Distribution Company) of the line will provide the relay communication channel necessary for line protection at its expense. Owner will participate with other Party to test communication schemes upon request without charge.

6.5 The Parties shall test their respective relays associated with the Interconnection Points for correct calibration and operation. Parties shall coordinate design, installation, operation, and testing of Protective Relay schemes to insure that such relays operate in a coordinated manner so as to not cause adverse operating conditions on the other Party's system.

6.6 Local Distribution Company shall be responsible for Protective Relay maintenance, calibration and functional testing of relay systems that protect Local Distribution Company's equipment associated with the Interconnection Points and that protect Transmission Provider from Local Distribution Company's Interconnection Equipment to the extent such calibration and testing are in accordance with Good Utility Practice. All such maintenance and testing must be performed by Qualified Personnel selected by the Local Distribution Company. In addition, Local Distribution

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 26
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     Company shall allow Transmission Provider to conduct visual inspection of all Protective Relays and associated maintenance records directly related to the interconnection. Related maintenance and operational records shall be maintained by the Local Distribution Company in accordance with Good Utility Practice. Upon completion of Protective Relay calibration testing and relay functional testing, Local Distribution Company shall make available copies of test reports and related records for review by Transmission Provider upon request. Local Distribution Company shall review test reports and document that Protective Relay System's tests and settings, as shown on such test reports, have been done in accordance with the equipment's specifications and Good Utility Practice.

6.7(a) As Transmission Provider's system protection requirements change, Transmission Provider will upgrade its Protective Relaying System in accordance with Good Utility Practice. If these upgrades affect the serviceability and acceptability of the Protective Relaying Systems on the Interconnection Equipment which may be installed, owned, and operated by Local Distribution Company, the Local Distribution Company must upgrade its Protective Relay Systems at its expense (unless such modifications are required in association with the addition of generation to the system in which case Section 9.8 shall apply) as necessary to bring them into compatibility with that installed by Transmission Provider. Transmission Provider shall give Local Distribution Company notice of such upgrade as soon as practicable prior to the anticipated date of such upgrade. Any proposed protective system upgrades shall be reviewed by the Planning Committee in accordance with Section 7.3 (vi) hereof.

6.7(b) As Local Distribution Company's system protection requirements change,
     Local Distribution Company will upgrade its Protective Relaying System in accordance with Good Utility Practice. If these upgrades affect the serviceability and acceptability of the Protective Relaying Systems on the Interconnection Equipment which may be installed, owned, and operated by Transmission Provider, Transmission Provider must upgrade its Protective Relaying Systems at its expense (unless such modifications are required in association with the addition of generation to the system in which case
     Section 9.8 shall apply) as necessary to bring them into compatibility with that installed by Local Distribution Company. Local Distribution Company shall give Transmission Provider notice of such upgrade as soon as practicable prior to the anticipated date of such upgrade. Any proposed protective system upgrades shall be reviewed by the Planning Committee in accordance with Section 7.3 (vi) hereof.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 27
FERC Electric Rate Schedule No. 1
EXECUTION COPY

6.8 Local Distribution Company shall provide necessary space to install or expand relay panels for substation system protection if requested by Transmission Provider. Any incremental costs required to accommodate such request shall be the responsibility of the Transmission Provider.

6.9 Transmission Provider shall provide the necessary space to install or expand relay panels for substation system protection if requested by Local Distribution Company. Any incremental costs required to accommodate such request shall be the responsibility of the Local Distribution Company.

6.10 Each Party will provide access to the other to fault recorder, sequence of events and relay information such as dial up access of digital relays.

ARTICLE 7. PLANNING AND OBLIGATION TO SERVE

7.1 Adequacy Obligation. Subject to applicable regulatory approvals, including adherence to Least-Cost planning requirements and principles, adherence to applicable NERC, ECAR or other regional reliability council or successor organization's reliability requirements, and all other applicable operating reliability criteria and subject to the oversight and direction of the appropriate RTO or ISO, the Transmission Provider shall operate, maintain, plan and construct its Transmission System in accordance with Good Utility Practice in order to:

     (i) deliver on a reliable basis the projected capacity and energy needs of all loads served by the Local Distribution Company's Distribution System and dependent upon the Transmission Provider's facilities for delivery of such energy to the Distribution System;

     (ii) provide needed support to the Local Distribution Company where a transmission addition is the Least-Cost electric solution to an improvement need, including but not limited to, the reliability needs of the Local Distribution Company; and

     (iii) deliver energy from both existing and new generating facilities connected to and dependent upon Transmission Provider's transmission of such energy.

7.2 With regard to planning and construction of projects which affect Local Distribution Company and Local Distribution Company's load-serving area, the Parties shall develop methods and procedures covering at least the following areas:

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 28
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     (i) coordination between short-term and long-term distribution and transmission planning;

     (ii) developing and sharing computer simulation models needed to support Transmission Provider and Local Distribution Company planning activities;

     (iii) coordination of permitting (including local and state approvals) and siting;

     (iv) engineering and scheduling of new projects;

     (v)  construction and inspection standards;

     (vi) information-sharing and priority-setting; and

     (vii) health and safety issues.

7.3 With respect to Local Distribution Company's load-serving area, the Planning Committee, shall:

     (i)  implement the methods and procedures developed pursuant to Section
          7.2;

     (ii) review planning studies and reports regarding projects needed or proposed for the area in the next five (5) years, or as determined by the Planning Committee;

     (iii) recommend additional studies or evaluation of plans;

     (iv) follow Least-Cost planning principles in recommending specific projects;

     (v) at least once every year, prepare a planning report which shall include in priority order a list of projects proposed by either Party for the next year, the estimated costs of such projects, and the timetable for such projects, including the in-service date; and

     (vi) review proposed programmatic changes to the electric system, including protective system upgrades.

7.4 If the Parties agree upon the need for any such project, they shall cooperate and coordinate in seeking all necessary regulatory approvals for such project. Transmission Provider shall coordinate and cooperate with Local Distribution Company with respect to all communications and

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 29
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     commitments to municipal, county, and state agencies involved in such project.

7.5 If Local Distribution Company proposes construction of a transmission project and Transmission Provider does not agree that such project is needed, Local Distribution Company shall have the right to petition an appropriate RTO, ISO or applicable regulatory agency for a declaratory ruling on whether the proposed project is needed pursuant to Transmission Provider's public-utility duty to plan and construct a reliable, adequate Transmission System.

7.6 Load Growth and Reliability Needs. Transmission Provider is obligated to plan and install any Transmission System components that may be necessary, as determined by a Least-Cost planning process in accordance with Section
     7.1 and consistent with the established and consistently applied reliability criteria of the Parties, to accommodate Local Distribution Company's planned load growth and planned reliability improvements. Transmission Provider will construct new interconnections to Local Distribution Company facilities in accordance with Transmission Provider's planning criteria, other agreements in effect between the Parties, and Good Utility Practice. Transmission Provider shall bear the responsibility for such planning and installing in accordance with this Article 7. Transmission Provider's obligations under this Section 7.6 shall include the planning and installation of any new Interconnection Points that may be necessary to accommodate Local Distribution Company's planned load growth and planned reliability improvements. Recovery of the cost of such additions shall be in accordance with the OATT or other applicable tariff.

7.7 Local Distribution Company shall be the first point of contact and the wire-services provider for end-use customers.

7.8 Transmission Provider shall annually submit to Local Distribution Company, no later than February 1 of each year:

     (i) Transmission Provider's plans covering the next five (5) years, or as determined by the Planning Committee, for installing Transmission System components that may be necessary to accommodate Local Distribution Company's planned load growth and reliability improvements as described in Section 7.6. Transmission Provider's plans shall include, but not be limited to, cost estimates and installation schedules for Transmission System components, and shall provide specific detail sufficient to allow Local Distribution Company to compare Transmission Provider's plans with Local Distribution Company's in-service requirements to meet its planned load growth and reliability needs.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 30
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     (ii) A description of any changes to the Local Distribution Company's Distribution System that may be needed to accommodate Transmission Provider's plans set forth in Section 7.8(i) will be requested by the Transmission Provider.

     (iii) Projected voltage levels under Normal System Conditions and Transmission Provider's FERC 715 Planning criteria conditions at anticipated annual peak load and 80% of anticipated annual peak load for each Interconnection Point with planned additions for the next five (5) years, or as determined by the Planning Committee.

7.9  Local Distribution Company shall annually submit to Transmission Provider,

     (a) no later than December 1 of each year, the most recent actual summer and winter demands in megawatts (MW) and megavars (Mvar) for all Interconnection Points connected to the Transmission System at the time of the Transmission Provider's most recent seasonal system peaks (Transmission Provider must provide the Local Distribution Company the day and hour of such peak no later than September 1); and

     (b)  no later than February 1 of each year:

          (i) annual peak demand forecasts in MW for each Local Distribution Company Interconnection Point to the Transmission System for the next five (5) years, or as determined by the Planning Committee, together with corresponding projected power factors; and

          (ii) planned facility (new Interconnection Points) connections to the Transmission System for the next five (5) years, or as determined by the Planning Committee.

ARTICLE 8. TRANSMISSION SERVICE LEVEL

8.1 Subject to applicable regulatory approvals, including adherence to Least-Cost planning requirements and principles, adherence to applicable NERC, ECAR or other regional reliability council or successor organization's reliability requirements, and all other applicable operating reliability criteria and subject to the oversight and direction of the appropriate RTO or ISO, the Transmission Provider shall operate, maintain, plan and construct its Transmission System in accordance with Good Utility Practice to provide the following service levels:

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 31
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     (i) A minimum Steady-State Voltage of 0.97 Per Unit (PU) at all Interconnection Points with Local Distribution Company with all influential Transmission Provider facilities in service (no contingency conditions);

     (ii) A minimum Steady-State Voltage of 0.92 PU at all Interconnection Points with the Local Distribution Company influenced by one or more Transmission Provider facilities out of service (contingency conditions);

     (iii) A maximum Steady-State Voltage of 1.05 PU at all Interconnection Points with the Local Distribution Company during all operating conditions;

     (iv) An adequate Transmission System that shall not load Local Distribution Company facilities above normal ratings during peak load conditions with all influential Transmission Provider facilities in service (no contingency conditions);

     (v) An adequate Transmission System that shall not load Local Distribution Company facilities above emergency ratings during peak load conditions with one or more influential Transmission Provider facilities out of service (contingency conditions);

     (vi) On a three-year rolling average, experience no more than 0.357 Momentary Outage Events per 138 kV line protective zone (system average) and 0.743 Momentary Outage Events per 345 kV line protective zone (system average) per year. As used in this Article 8 the term "year" shall mean calendar year; and the term "line protective zone" is illustrated and defined as follows: Any given electrical fault on a transmission line will trip specific circuit breakers in a normally functioning system. All of the possible line fault locations that will trip these specific circuit breakers constitute the same line protective zone. Physically, a line protective zone consists of the conductors located between the current transformers that provide sensing to trip the circuit breakers for a line fault;

     (vii) Experience no more than three (3) Momentary Outage Events on any given 138 kV line protective zone and two (2) Momentary Outage Events on any given 345 kV line protective zone per year;

     (viii) On a three-year rolling average, experience no more than 0.21 Unplanned Outages per 138 kV line protective zone (system

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 32
FERC Electric Rate Schedule No. 1
EXECUTION COPY

          average) and 0.18 Unplanned Outages per 345 kV line protective zone (system average) per year;

     (ix) Experience no more than four (4) Unplanned Outages on any given 138 kV line protective zone and three (3) Unplanned Outages on any given 345 kV line protective zone per year;

     (x) Should the Transmission Provider fail to meet any of the requirements of Section 8.1(vi) or 8.1(viii) by more than 10% two years in a row, the Transmission Provider shall pay, as liquidated damages and not as a penalty, to the Local Distribution Company, an amount equal to one half of one percent (0.5%) of the annual revenue paid by the Local Distribution Company under the applicable transmission tariff; such liquidated damages amount shall be based upon the revenue received in the second year of such failure. Such liquidated damages amount shall be increased by one half of a percent (0.5%) for each additional 10% by which the Transmission Provider fails to meet the any of the given outage targets, up to a maximum of 4.0% of the annual revenue. Outage events affecting 15% or more of transmission line protective zones within a 24-hour period will not be counted toward the requirements of
          Section 8.1.

     If transmission service does not meet the requirements of this Article 8, Transmission Provider shall present an action plan acceptable to the Local Distribution Company within sixty (60) days of non-compliance of this
     Article 8 to restore transmission service to the minimum standards as described in this Article 8 in a timely manner. Should the Transmission Provider fail to correct the deficiency(s) within one year of notification from the Local Distribution Company, the Local Distribution Company shall have the right to take corrective action at the Transmission Provider's expense. The Local Distribution Company shall defer taking such actions for corrective measures normally requiring longer than one year to complete, provided the Transmission Provider is diligently pursuing such measures.

8.2 Should the Michigan Public Service Commission (MPSC) adopt service quality standards that the Local Distribution Company must meet that are more stringent than current historical performance; and should the transmission service level provided by the Transmission Provider directly or indirectly influence the Local Distribution Company's ability to meet such standards, the Local Distribution Company will promptly notify the Transmission Provider of such proposal and the Transmission Provider shall have an opportunity to participate either as a party or in cooperation with the Distribution Company, in any related MPSC hearings or proceedings. Subject to the foregoing and to any required

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 33
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     approval by FERC, the Transmission Provider shall be responsible for meeting its proportional share of the adopted service quality standard and for any penalties that might be assessed if the standards are not met.

8.3 Transmission Provider shall be responsible for those compensable disruptions/interruptions caused by the Transmission Provider's Transmission System to those Local Distribution Company customers under Special Manufacturing Contracts in existence at the time of execution of this document as set forth in Exhibit 3, including any contractual payments due.

ARTICLE 9. NEW CONSTRUCTION AND MODIFICATION

9.1 Subject to this Article 9, Transmission Provider may construct additional Transmission System elements or modify the existing Transmission System and Local Distribution Company may construct additional Distribution System elements or modify the existing Distribution System. All such modifications and construction provided for herein, shall be conducted in accordance with Good Utility Practice and all applicable NERC and ECAR Standards. The Party that modifies the system elements or constructs new system elements is obligated to maintain the transmission, distribution and communications capabilities of the other Party in accordance with Good Utility Practice to avoid or minimize any adverse impact on the other Party. The Parties shall look to the operating history of the Local Distribution Company in the relevant geographic area prior to the Effective Date of this Agreement, where available, in determining what constitutes Good Utility Practice.

9.2 Notwithstanding the foregoing, no modifications to or new construction of facilities or access thereto, including but not limited to rights-of-way, fences, and gates, shall be made by either Party which might reasonably be expected to have a material effect upon the other Party with respect to operations or performance under this Agreement, without providing the other Party with sufficient information regarding the work prior to commencement to enable such Party to evaluate the impact of the proposed work on its operations. The information provided must be of sufficient detail to satisfy reasonable Transmission Provider or Local Distribution Company review and operational requirements. Each Party shall use reasonable efforts to minimize any adverse impact on the other Party.

9.3 If any Party intends to install any new facilities, equipment, systems, or circuits or any modifications to existing or future facilities, equipment, systems or circuits that could reasonably be expected to have a material

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 34
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     effect upon the operation of the other Party, the Party desiring to perform said work shall, in addition to the requirements of Section 9.2, provide the other Party with drawings, plans, specifications and other necessary documentation for review at least 60 days prior to the start of the construction of any such installation. This notice period shall not apply to modifications or new installations made to resolve or prevent pending Emergency or Network Security Conditions.

9.4 The Party reviewing any drawings, plans, specifications, or other necessary documentation for review shall promptly review the same and provide any comments to the performing Party no later than 30 days prior to the start of the construction of any installation. Unless system modifications are required in association with the addition of generation to the system (in which case Section 9.8 hereof shall apply) all such reviews shall be performed at no cost to either Party. The performing Party shall incorporate all requested modifications to the extent required in accordance with Good Utility Practice and compliance with this Agreement.

9.5 Within 180 days following placing in-service of any modification or construction subject to this Article 9, the Party initiating the work shall provide "as built" drawings, plans and related technical data to the other Party. Approval or review of any document referenced herein shall not relieve the initiating Party of its responsibility for the design or construction of any proposed facility, nor shall it subject the other Party to any liability, except with respect to the confidentiality provisions of
     Article 20.

9.6 Each Party shall, at its own expense, have the right to inspect or observe all maintenance activities, equipment tests, installation work, construction work, and modification work to the facilities of the other Party that could have a material effect upon the facilities or operations of the first Party.

9.7 Construction and installation of any facility shall meet all or exceed all environmental permitting requirements, reviews or approvals as required by Federal, State or local law prior to the installation of such facilities. The Parties agree to coordinate environmental permitting related activities such as site review for regulated resources, permit application and project oversight (e.g. monitoring as applicable).

9.8 Whenever system modifications are required to connect generating facilities to either the Local Distribution Company's or the Transmission Provider's system it is expected that the party installing the generating facilities will normally be responsible for much or all of the associated

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 35
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     costs. The Parties agree to cooperate in sharing information regarding such projects and to individually make arrangements with the party adding the generation to obtain payment of all related costs as appropriate.

ARTICLE 10. ACCESS TO FACILITIES

10.1 The Parties hereby agree to provide each other reasonable access to their respective property as may be necessary and appropriate to enable each Party to operate and maintain its respective facilities and equipment on such property. Such right of access shall be provided in a manner so as not to unreasonably interfere with either Party's ongoing business operations, rights, and obligations.

10.2 Each Party shall provide the other Party keys, access codes or other access methods necessary to enter the other Party's facilities to exercise rights under this Agreement. Access shall only be granted to Qualified Personnel.

ARTICLE 11. NOTIFICATIONS AND REPORTING

11.1 Unless otherwise provided, any notice required to be given by either Party to the other Party in connection with this Agreement shall be given in writing: (a) personally; (b) by facsimile transmission (if sender thereafter sends such notice to recipient by any of the other methods provided in this Section 11.1; (c) by registered or certified U.S. mail, return receipt requested, postage prepaid; or (d) by reputable overnight carrier, with acknowledged receipt of delivery; or (e) any other method mutually agreed by the Parties in writing. Notice shall be deemed given on the date of receipt personally. Notice sent by facsimile shall be deemed given on the date the transmission is confirmed by sender's facsimile machine, so long as the facsimile is sent on a business day during normal business hours of the recipient. Otherwise, the notice shall be deemed given on the next succeeding business day. Notice provided by mail or overnight courier shall be deemed given at the date of acceptance or refusal of acceptance shown on such receipt.

11.2 Notice to the Transmission Provider shall be to the Transmission Provider's Representative, at the addresses identified in Exhibit 2. Notice to the Local Distribution Company shall be to the Local Distribution Company's Representative, at the addresses identified in Exhibit 2.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 36
FERC Electric Rate Schedule No. 1
EXECUTION COPY

11.3 Each Party shall provide prompt notice describing the nature and extent of the condition, the impact on operations, and all corrective action, to the other Party of any Emergency or Network Security Condition which may be reasonably anticipated to affect the other Party's equipment, facilities or operations. Either Party may take reasonable and necessary action, both on its own and the other Party's system, equipment, and facilities, to prevent, avoid or mitigate injury, danger, damage or loss to its own equipment and facilities, or to expedite restoration of service; provided however, that the Party taking such action shall give the other Party prior notice, if at all possible, before taking any action on the other Party's system, equipment, or facilities.

11.4 In the event of an Emergency or Network Security Condition contemplated by
     Section 11.3, each Party shall provide the other with such information, documents, and data necessary for operation of the Transmission System and Distribution System, including, without limitation, such information which is to be supplied to any Governmental Authority, NERC, ECAR, or Transmission System Operations Center or Distribution System Control Center.

11.5 In order to continue interconnection of the Distribution System and Transmission System, each Party shall promptly provide the other Party with all relevant information, documents, or data regarding the Distribution System and the Transmission System that would be expected to affect the Distribution System or Transmission System, and which is reasonably requested by NERC, ECAR, or any Governmental Authority.

11.6. For routine maintenance and inspection activities on either Parties system that will require major equipment or system outages, and could impact the other Party's system, the Party performing the same shall provide the other Party with not less than seventy-two (72) hours prior notice, if practicable; provided that the provisions of Section 3.9 remain applicable to the outages, and said notice is in addition to, and does not substitute for, the requirements of Section 3.9 (maintenance and inspection activities in generating plant substations require 20 working days notification).

11.7 Transmission Provider shall notify Local Distribution Company prior to entering Local Distribution Company's facilities for routine measurements, inspections and meter reads in accordance with the requirements of Section
     11.6. Local Distribution Company shall notify Transmission Provider prior to entering Transmission Provider's facilities, including switchyards, for routine maintenance, operations, measurements, inspections and meter reads, in accordance with the requirements of Section 11.6.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 37
FERC Electric Rate Schedule No. 1
EXECUTION COPY

11.8 Each Party shall provide prompt verbal notice to the other Party of any system alarm that applies to the other Party's equipment, unless the system alarm is automatically sent to the other Party.

11.9 Each Party shall provide a report or a copy of the data from a system events recorder, SCADA system sequence of events or digital fault recorder that applies to the other Party's equipment.

11.10 Each Party agrees to immediately notify the other Party verbally, and then in writing, of any labor dispute or anticipated labor dispute of which its management has actual Knowledge that might reasonably be expected to affect the operations of the other Party with respect to this Agreement.

ARTICLE 12. SAFETY

12.1 Each Party agrees that all work performed by either Party that may reasonably be expected to affect the other Party shall be performed in accordance with Good Utility Practice and all applicable laws, regulations, safety standards, practices and procedures and other requirements pertaining to the safety of Persons or property, (including, but not limited to those of the Occupational Safety and Health Administration, the National Electrical Safety Code and those developed or accepted by Transmission Provider and Local Distribution Company for use on their respective systems) when entering or working in the other Party's property or facilities or switching area. A Party performing work within the boundaries of the other Party's facilities must abide by the safety rules applicable to the site.

12.2 Each Party shall be solely responsible for the safety and supervision of its own employees, agents, representatives, and subcontractors.

12.3 Transmission Provider shall immediately report any injuries that occur while working on the Local Distribution Company's property or facilities or switching area to appropriate agencies and the Local Distribution Company's Site Representative. Local Distribution Company shall immediately report any injuries that occur while working on the Transmission Provider's property or facilities or switching area to appropriate agencies and the Transmission Provider's Site Representative. Each Party will provide the other with its clearing/tagging/lockout procedures. For clearances requested or initiated by the Local Distribution Company on the Local Distribution Company's equipment that utilizes the Transmission Provider's equipment as an isolation device, Local Distribution Company

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 38
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     procedures shall govern. For clearances requested or initiated by the Transmission Provider on the Transmission Provider's' equipment that utilizes the Local Distribution Company's equipment as an isolation device, Transmission Provider procedures shall govern. Under no circumstances shall either Party remove the other Party's protective tags without proper authorization.

ARTICLE 13. ENVIRONMENTAL COMPLIANCE AND PROCEDURES

13.1 Release Prevention and Response. Each Party shall notify the other Party, verbally within 24 hours upon discovery of any Release of any Regulated Substance caused by the Party's operations or equipment that impacts the property or facilities of the other Party, or which may migrate to, or adversely impact the property, facilities or operations of the other Party and shall promptly furnish to the other Party copies of any reports filed with any governmental agencies addressing such events. Such verbal notification shall be followed by written notification within five (5) days. The Party responsible for the Release of any Regulated Substance on the property or facilities of the other Party, or which may migrate to, or adversely impact the property, facilities or operations of the other Party shall be responsible for: (1) the cost and completion of reasonable remediation or abatement activity for that Release, and; (2) required notifications to governmental agencies and submitting of all reports or filings required by environmental laws for that Release. Advance written notification (except in Emergency situations, in which verbal, followed by written notification, shall be provided as soon as practicable) shall be provided to the other Party by the Party responsible for any remediation or abatement activity on the property or facilities of the other Party, or which may adversely impact the property, facilities, or operations of the other Party. Except in Emergency situations such remediation or abatement activity shall be performed only with the consent of the Party owning the affected property or facilities.

13.2 The Parties agree to coordinate, to the extent necessary, the preparation of site plans, reports, environmental permits, clearances and notifications required by federal and state law or regulation, including but not limited to Spill Prevention, Control and Countermeasures (SPCC), Storm Water Pollution Prevention Plans (SWPP), Act 451 Part 31 Part 5 Rules, CERCLA, EPCRA, TSCA, soil erosion and sedimentation control plans (SESC) or activities, wetland or other water-related permits, threatened or endangered species reviews or management and archeological clearances or notifications required by any regulatory agency or competent jurisdiction. Notification of permits applied for

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 39
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     and/or received will occur in a timeframe manner suitable to the interests of both Parties.

ARTICLE 14. BILLINGS AND PAYMENT

14.1 Any invoices payable under this Agreement shall be provided to the other Party under this Agreement during the preceding month. Invoices shall be prepared within a reasonable time after the first day of each month. Each invoice shall delineate the month in which services were provided, shall fully describe the services rendered and shall be itemized to reflect the services performed or provided. The invoice shall be paid within twenty
     (20) days of the invoice date, or the first business day thereafter if the payment date falls on other than a business day. All payments shall be made in immediately available funds payable to the other Party, or by wire transfer to a bank of the Party being paid, provided that payments expressly required by this Agreement to be mailed shall be mailed in accordance with Section 14.2.

14.2 Any payments required to be made by Local Distribution Company under this Agreement shall be made to Transmission Provider at the following address:

          Michigan Electric Transmission Company
          540 Avis Drive, Suite H
          Ann Arbor, MI 48108
          Attention: Executive Vice-President and Chief Operating Officer

     Any payments required to be made by Transmission Provider under this Agreement shall be made to Local Distribution Company at the following address:

          Consumers Energy Company
          212 West Michigan Avenue
          Jackson, MI 49201
          Attention: Treasurer

14.3 The rate of interest on any amount not paid when due shall be equal to the Interest Rate in effect at the time such amount became due. Interest on delinquent amounts shall be calculated from the due date of the invoice to the date of the payment. When payments are made by mail, invoices shall be considered as having been paid on the date of receipt

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 40
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     by the other Party. Nothing contained in this article is intended to limit either Party's remedies under Article 21 of this Agreement.

14.4 Payment of an invoice shall not relieve the paying Party from any responsibilities or obligations it has under this Agreement, nor shall such payment constitute a waiver of any claims arising hereunder.

14.5 If all or part of any bill is disputed by a Party, that Party shall promptly pay the amount that is not disputed and provide the other Party a reasonably detailed written explanation of the basis for the dispute pursuant to Article 26. While the dispute is being resolved, the Parties shall continue to provide services and pay all invoiced amounts not in dispute. Following resolution of the dispute, the prevailing Party shall be entitled to receive the disputed amount, as finally determined to be payable, along with interest accrued at the Interest Rate through the date on which payment is made, within ten (10) business days of such resolution.

14.6 Subject to the Confidentiality provisions of Article 20, within two (2) years following a calendar year, during normal business hours, Local Distribution Company and Transmission Provider shall have the right to audit each other's accounts and records pertaining to transactions under this Agreement that occurred during such calendar year at the offices where such accounts and records are maintained; provided that the audit shall be limited to those portions of such accounts and records that reasonably relate to the services provided to the other Party under this Agreement for said calendar year. The Party being audited shall be entitled to review the audit report and any supporting materials. To the extent that audited information includes Confidential Information, the auditing Party shall keep all such information confidential pursuant to Article 20.

14.7 Neither Party shall be responsible for the other Party's costs of collecting amounts due under this Agreement, including attorney fees and expenses and the expenses of arbitration.

ARTICLE 15. APPLICABLE REGULATIONS AND INTERPRETATION

15.1 Each Party's performance under this Agreement is subject to the condition that all requisite governmental and regulatory approvals for such performance are obtained in form and substance satisfactory to the other Party in its reasonable judgment. Each Party shall exercise Due Diligence and shall act in good faith to secure all appropriate approvals in a timely fashion.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 41
FERC Electric Rate Schedule No. 1
EXECUTION COPY

15.2 This Agreement and all rights, obligations, and performances of the Parties hereunder, are subject to present or future state or federal laws, regulations, or orders properly issued by state or federal bodies having jurisdiction. When not in conflict with or pre-empted by Federal law, this Agreement shall be interpreted pursuant to the laws of the State of Michigan, exclusive of its conflicts of law principles.

ARTICLE 16. FORCE MAJEURE

16.1 An event of Force Majeure means any act of God, labor disturbance, act of the public enemy, war, insurrection, riot, fire, storm or flood, explosion, breakage or accident to machinery or equipment, any curtailment, order, regulation or restriction imposed by governmental military or lawfully established civilian authorities, or any other cause beyond a Party's reasonable control. A Force Majeure event does not include an act of negligence or intentional wrongdoing.

16.2 If either Party is rendered unable, wholly or in part, by Force Majeure, to carry out its obligations under this Agreement, then, during the continuance of such inability, the obligation of such Party shall be suspended except that Transmission Provider's and Local Distribution Company's obligation under Section 16.3 of this Agreement to provide protection shall not be suspended. The Party relying on Force Majeure shall give written notice of Force Majeure to the other Party as soon as practicable after such event occurs. Upon the conclusion of Force Majeure, the Party heretofore relying on Force Majeure shall, with all reasonable dispatch, take all necessary steps to resume the obligation previously suspended.

16.3 Any Party's obligation to make payments already owing shall not be suspended by Force Majeure.

ARTICLE 17. INDEMNIFICATION AND LIMITATION ON LIABILITY

17.1 Each Party shall at all times assume all liability for, and shall indemnify and save the other Party harmless from any and all damages, losses, claims, demands, suits, recoveries, costs, legal fees, expenses for injury to or death of any Person or Persons whomsoever, or for any loss, destruction of or damage to any property of third persons, firms, corporations or other entities that occurs on its own system and that arises out of or results from, either

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 42
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     directly or indirectly, its own facilities or facilities controlled by it, unless caused by the sole negligence, or intentional wrongdoing, of the other Party.

17.2 EXCEPT AS SET FORTH IN SECTION 8.3, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, EXEMPLARY, PUNITITIVE OR CONSEQUENTIAL DAMAGES SUCH AS, BUT NOT LIMITED TO, LOST PROFITS, REVENUE OR GOOD WILL, INTEREST, LOSS BY REASON OF SHUTDOWN OR NON-OPERATION OF EQUIPMENT OR MACHINERY, INCREASED EXPENSE OF OPERATION OF EQUIPMENT OR MACHINERY, COST OF PURCHASED OR REPLACEMENT POWER OR SERVICES OR CLAIMS BY CUSTOMERS, WHETHER SUCH LOSS IS BASED ON CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE.

ARTICLE 18. INSURANCE

18.1 The Parties agree to maintain, at their own cost and expense, the following insurance coverages for the life of this Agreement in the manner and amounts, at a minimum, as set forth below:

     (a) Workers' Compensation Insurance in accordance with all applicable State, Federal, and Maritime Law.

     (b) Employer's Liability insurance in the amount of $1,000,000 per accident.

     (c) Commercial General Liability or Excess Liability Insurance in the amount of $25,000,000 per occurrence.

     (d) Automobile Liability Insurance for all owned, non-owned, and hired vehicles in the amount of $5,000,000 each accident.

2. A Party may, at its option, [A] be an approved self-insurer by the State of Michigan for the insurances required in 1.(a) and (d); and [B] maintain such deductibles and/or retentions under the insurance required in 1.(b) and (c) as is maintained by other similarly situated companies engaged in a similar business. The Parties agree that all amounts of self-insurance, retentions and/or deductibles are the responsibility of, and shall be borne by, the Party whom makes such an election.

3. Within fifteen (15) days of the Effective Date and thereafter when requested, in writing, but not more than once every 12 months, during the term of this Agreement (including any extensions) each Party shall provide to the other Party properly executed and current certificates of insurance or evidence of approved self-insurance status with respect to all insurance required to be

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 43
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     maintained by such Party under this Agreement. Certificates of insurance shall provide the following information:

     (a)  Name of insurance company, policy number and expiration date.

     (b) The coverage maintained and the limits on each, including the amount of deductibles or retentions, which shall be for the account of the Party maintaining such policy.

     (c) The insurance company shall endeavor to provide thirty (30) days prior written notice of cancellation to the certificate holder.

ARTICLE 19. SEVERAL OBLIGATIONS

19. Except where specifically stated in this Agreement to be otherwise, the duties, obligations and liabilities of the Parties are intended to be several and not joint or collective. Nothing contained in this Agreement shall ever be construed to create an association, trust, partnership, or joint venture or to impose a trust or partnership duty, obligation or liability or agency relationship on or with regard to either Party. Each Party shall be individually and severally liable for its own obligations under this Agreement.

ARTICLE 20. CONFIDENTIALITY

20.1(a) "Confidential Information" shall mean any confidential, proprietary or trade secret information of a plan, specification, pattern, procedure, design, device, list concept, policy or compilation relating to the present or planned business of a Party, which is designated in good faith as Confidential by the Party supplying the information, whether conveyed orally, electronically, in writing, through inspection or otherwise. Confidential Information shall include, without limitation, all information relating to a Party's technology, research and development, business affairs, and pricing, customer-specific load data that constitutes a trade secret, and any information supplied by either of the Parties to the other prior to the execution of this Agreement.

     (b) General. Each Party will hold in confidence any and all Confidential Information unless (1) compelled to disclose such information by judicial or administrative process or other provisions of law or as otherwise provided for in this Agreement, or (2) to meet obligations imposed by FERC or by a state or other federal entity or by membership in NERC or ECAR (including other Transmission

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 44
FERC Electric Rate Schedule No. 1
EXECUTION COPY

          Providers). Information required to be disclosed under (b)(1) or
          (b)(2) above, does not, by itself, cause any information provided by Local Distribution Company to Transmission Provider to lose its confidentiality. To the extent it is necessary for either Party to release or disclose such information to a third party in order to perform that Party's obligations herein, such Party shall advise said third party of the confidentiality provisions of this Agreement and use its best efforts to require said third party to agree in writing to comply with such provisions. Transmission Provider will develop and file with FERC standards of conduct relating to the sharing of a market-related Confidential Information with and by Transmission Provider employees.

     (c) Term: During the term of this Agreement, and for a period of three (3) years after the expiration or termination of this Agreement, except as otherwise provided in this Article 20, each Party shall hold in confidence and shall not disclose to any Person Confidential Information.

     (a) Standard of Care: Each Party shall use at least the same standard of care to protect Confidential Information it receives as that it uses to protect its own Confidential Information from unauthorized disclosure, publication or dissemination.

20.2 Scope: Confidential Information shall not include information that the receiving Party can demonstrate: (1) is generally available to the public other than as a result of disclosure by the receiving Party (2) was in the lawful possession of the receiving Party on a non-confidential basis prior to receiving it from the disclosing Party; or (3) was supplied to the receiving Party without restriction by a third party, who, to the Knowledge of the receiving Party, after due inquiry was under no obligation to the disclosing Party to keep such information confidential; (4) was independently developed by the receiving Party without reference to Confidential Information of the disclosing Party; (5) is, or becomes, publicly known, through no wrongful act or omission of the receiving Party or breach of this Agreement; or (6) is required, in accordance with Section 20.1(b) of this Agreement, to be disclosed by any federal or state government or agency or is otherwise required to be disclosed by law or subpoena, or is necessary in any legal proceeding establishing rights and obligations under this Agreement. Information designated as Confidential Information will no longer be deemed confidential if the Party that designated the information as confidential notifies the other Party that it no longer is confidential.

20.3 Order of Disclosure. If a court or a government agency or entity with the right power, and apparent authority to do so requests or requires either

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 45
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     Party, by subpoena, oral deposition, interrogatories, requests for production of documents, administrative order, or otherwise, to disclose Confidential Information, that Party shall provide the other Party with prompt notice of such request(s) or requirement(s) so that the other Party may seek an appropriate protective order or waive compliance with the terms of this Agreement. The notifying Party shall have no obligation to oppose or object to any attempt to obtain such production except to the extent requested to do so by the disclosing Party and at the disclosing Party's expense. If either Party desires to object or oppose such production, it must do so at its own expense. The disclosing Party may request a protective order to prevent any Confidential Information from being made public. Notwithstanding the absence of a protective order or waiver, the Party may disclose such Confidential Information which, in the opinion of its counsel, the Party is legally compelled to disclose. Each Party will use reasonable effort to obtain reliable assurance that confidential treatment will be accorded any Confidential Information so furnished.

20.4 Use of Information or Documentation. Each Party may utilize information or documentation furnished by the disclosing Party and subject to Section 20.1 in any proceeding under Article 26 or in an administrative agency or court of competent jurisdiction addressing any dispute arising under this Agreement, subject to a confidentiality agreement with all participants (including, if applicable, any arbitrator) or a protective order.

20.5 Remedies Regarding Confidentiality. The Parties agree that monetary damages by themselves will be inadequate to compensate a Party for the other Party's breach of its obligations under this article. Each Party accordingly agrees that the other Party is entitled to equitable relief, by way of injunction or otherwise, if it breaches or threatens to breach its obligations under this article.

ARTICLE 21. BREACH, DEFAULT AND REMEDIES

21.1 General. A breach of this Agreement ("Breach") shall occur upon the failure by a Party to perform or observe a material term or condition of this Agreement. A default of this Agreement ("Default") shall occur upon the failure of a Party in Breach of this Agreement to cure such Breach in accordance with Section 21.4.

21.2 Events of Breach. A Breach of this Agreement shall include:

     (a)  The failure to pay any amount when due;

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 46
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     (b) The failure to comply with any material term or condition of this Agreement, including but not limited to any material Breach of a representation, warranty or covenant made in this Agreement;

     (c) A Party's abandonment of its work or the facilities contemplated in this Agreement;

     (d) If a Party: (1) becomes insolvent; (2) files a voluntary petition in bankruptcy under any provision of any federal or state bankruptcy law or shall consent to the filing of any bankruptcy or reorganization petition against it under any similar law; (3) makes a general assignment for the benefit of its creditors; or (4) consents to the appointment of a receiver, trustee or liquidator;

     (e) Failure of either Party to provide information or data to the other Party as required under this Agreement, provided the Party entitled to the information or data under this Agreement requires such information or data to satisfy its obligations under this Agreement.

21.3 Continued Operation. Except as specifically provided in this Agreement, in the event of a Breach or Default by either Party, the Parties shall continue to operate and maintain, as applicable, facilities and appurtenances that are reasonably necessary for the Transmission Provider to operate and maintain the Transmission System, or the Local Distribution Company to operate and maintain the Distribution System, in a safe and reliable manner.

21.4 Cure and Default. Upon the occurrence of an event of Breach, the non-Breaching Party, when it becomes aware of the Breach, shall give written notice of the Breach to the Breaching Party and to any other Person a Party to this Agreement identifies in writing to the other Party in advance. Such notice shall set forth, in reasonable detail, the nature of the Breach, and where known and applicable, the steps necessary to cure such Breach. Upon receiving written notice of the Breach hereunder, the Breaching Party shall have thirty (30) days, to cure such Breach. If the breach is such that it cannot be cured within thirty (30) days, the Breaching Party will commence in good faith all steps as are reasonable and appropriate to cure the Breach within such thirty (30) day time period and thereafter diligently pursue such action to completion. In the event the Breaching Party fails to cure the Breach, or to commence reasonable and appropriate steps to cure the Breach, within thirty (30) days of becoming aware of the Breach, the Breaching Party will be in Default of the Agreement. In the event of a Default, the non-Defaulting Party has the right to take whatever action at law or

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 47
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     equity as may be permitted under this Agreement.

21.5 Right to Compel Performance. Notwithstanding the foregoing, upon the occurrence of an event of Default, the non-Defaulting Party shall be entitled to Commence an action to require the Defaulting Party to remedy such Default and specifically perform its duties and obligations hereunder in accordance with the terms and conditions hereof, and exercise such other rights and remedies as it may have in equity or at law.

ARTICLE 22. TERM

22.1 Term. This Agreement shall become effective as of the Effective Date and shall continue in full force and effect so long as any Interconnection Point is connected to the Transmission System, except that it may be terminated by mutual agreement of the Parties.

22.2 Material Adverse Change.

     (a) In the event of a material change in law or regulation that adversely affects, or may reasonably be expected to adversely affect, either Party's performance under this Agreement, including but not limited to the following:

          (i) this Agreement is not accepted for filing by the FERC without material modification or condition;

          (ii) NERC or ECAR prevents, in whole or in part, either Party from performing any provision of this Agreement in accordance with its terms; or

          (iii) The FERC, the United States Congress, any state, or any federal or state regulatory agency or commission implements any change in any law, regulation, rule or practice which materially affects or is reasonably expected to materially affect either Party's ability to perform under this Agreement.

          The Parties will negotiate in good faith any amendment or amendments to the Agreement necessary to adapt the terms of this Agreement to such change in law or regulation, and the Transmission Provider shall file such amendment or amendments with FERC.

     (b) If the Parties are unable to reach agreement on any such amendments, then the Parties shall continue to perform under this

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 48
FERC Electric Rate Schedule No. 1
EXECUTION COPY

          Agreement to the maximum extent possible, taking all reasonable steps to mitigate any adverse effect on each other resulting from the Event. If the Parties are unable to reach agreement on any such amendments, Transmission Provider shall have the right to make a unilateral filing with FERC to modify this Agreement pursuant to Section 205 of the Federal Power Act and Local Distribution Company shall have the right to make a unilateral filing with FERC to modify this Agreement pursuant to Section 206 of the Federal Power Act. Each Party shall have the right to protest any such filing by the other Party and to participate fully in any proceeding before FERC.

22.3 Survival. The applicable provisions of this Agreement shall continue in effect after expiration, cancellation or termination hereof to the extent necessary to provide for final billings, billing adjustments and the determination and enforcement of liability and indemnification obligations arising from acts or events that occurred while this Agreement was in effect.

ARTICLE 23. ASSIGNMENT/CHANGE IN CORPORATE IDENTITY

23.1 Transmission Provider Assignment Rights. Transmission Provider may not assign this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of Local Distribution Company, which consent shall not be unreasonably withheld; provided however, that Transmission Provider may assign this Agreement or any of its rights or obligations hereunder without the prior consent of Local Distribution Company and may assign this Agreement to any entity(ies) in connection with a merger, consolidation, or reorganization, provided that the surviving entity(ies) or assignee owns the Transmission System, agrees in writing to be bound by all the obligations and duties of Transmission Provider provided for in this Agreement and the assignee's creditworthiness is equal to or higher than that of Transmission Provider.

23.2 Local Distribution Company Assignment Rights. Local Distribution Company may not assign this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of Transmission Provider, which consent shall not be unreasonably withheld; provided however, that Local Distribution Company may, without the consent of Transmission Provider, and by providing prior reasonable notice under the circumstances to Transmission Provider, assign, this Agreement to any entity(ies) in connection with a merger, consolidation, or reorganization, provided that the surviving entity(ies) or assignee owns the Local Distribution Company, agrees in writing to be bound by all the obligations and duties of Local Distribution Company provided for in this

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 49
FERC Electric Rate Schedule No. 1
EXECUTION COPY

     Agreement and the assignee's creditworthiness is equal to or higher than that of Local Distribution Company.

23.3 Assigning Party to Remain Responsible. Any assignments authorized as provided for in this article will not operate to relieve the Party assigning this Agreement or any of its rights, interests or obligations hereunder of the responsibility of full compliance with the requirements of this Agreement unless (a) the other Party consents, such consent not to be unreasonably withheld, and (b) the assignee agrees in writing to be bound by all of the obligations and duties of the assigning Party provided for in this Agreement.

23.4 This Agreement and all of the provisions hereof are binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns.

ARTICLE 24. SUBCONTRACTORS

24.1 Nothing in this Agreement shall prevent the Parties from utilizing the services of subcontractors as they deem appropriate; provided, however, the Parties agree that, where applicable, all said subcontractors shall comply with the terms and conditions of this Agreement.

24.2 Except as provided herein, the creation of any subcontract relationship shall not relieve the hiring Party of any of its obligations under this Agreement. Each Party shall be fully responsible to the other Party for the acts and/or omissions of any subcontractor it hires as if no subcontract had been made. Any obligation imposed by this Agreement upon the Parties, where applicable, shall be equally binding upon and shall be construed as having application to any subcontractor.

24.3 No subcontractor is intended to be or shall be deemed a third-party beneficiary of this Agreement.

24.4 The obligations under this Article 26 shall not be limited in any way by any limitation on subcontractor's insurance.

24.5 Each Party shall require its subcontractors to comply with all federal and state laws regarding insurance requirements and shall maintain standard and ordinary insurance coverages.

ARTICLE 25. DISPUTE RESOLUTION

Any dispute between the parties arising out of or relating to this Contract or the breach thereof shall be brought to the Administrative Committee. If the

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 50
FERC Electric Rate Schedule No. 1
EXECUTION COPY

Administrative Committee can resolve the dispute, such resolution shall be reported in writing to and shall be binding upon the Parties. If the Administrative Committee cannot resolve the dispute within a reasonable time, the senior officer of Local Distribution Company or the senior officer of Transmission Provider may, by written notice to the senior officer of the other Party and the members of the Administrative Committee, withdraw the matter from consideration by the Administrative Committee and submit the same for resolution to the senior officers of the Parties. If the senior officers of the Parties agree to a resolution of the matter, such resolution shall be reported in writing to, and shall be binding upon, the Parties; but if said senior officers fail to resolve the matter within five (5) Business Days after its submission to them, then the Parties agree to try in good faith to settle the dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Rules before resorting to litigation.

ARTICLE 26. MISCELLANEOUS PROVISIONS

26.1 This Agreement shall constitute the entire Agreement between the Parties hereto relating to the subject matter hereof. In all other respects, special contracts or superseding rate schedules shall govern Transmission Provider's transmission service to Local Distribution Company.

26.2 No failure or delay on the part of Transmission Provider or Local Distribution Company in exercising any of its rights under this Agreement, no partial exercise by either Party of any of its rights under this Agreement, and no course of dealing between the Parties shall constitute a waiver of the rights of either Party under this Agreement. Any waiver shall be effective only by a written instrument signed by the Party granting such waiver, and such shall not operate as a waiver of, or estoppel with respect to, any subsequent failure to comply therewith.

26.3 Nothing in this Agreement, express or implied, is intended to confer on any other Person except the Parties hereto any rights, interests, obligations or remedies hereunder.

26.4 In the event that any clause or provision of this Agreement or any part hereof shall be held to be invalid, void, or unenforceable by any court or Governmental Authority of competent jurisdiction, said holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof, and the Parties shall endeavor in good faith to replace such invalid or unenforceable provisions with a valid and enforceable provision which achieves the purposes intended by the Parties to the greatest extent permitted by law.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 51
FERC Electric Rate Schedule No. 1
EXECUTION COPY

26.5 The article and section headings herein are inserted for convenience only and are not to be construed as part of the terms hereof or used in the interpretation of this Agreement.

26.6 In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" in this Agreement shall mean including without limitation.

26.7 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

26.8 Each Party shall act as an independent contractor with respect to the provision of services hereunder.

Issued By: Julie A. Morrow                               Effective:  May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 52
FERC Electric Rate Schedule No. 1
EXECUTION COPY

IN WITNESS WHEREOF, Transmission Provider and Local Distribution Company have caused this instrument to be executed by their duly authorized representatives as of the day and year first above written.

CONSUMERS ENERGY COMPANY


By: /s/ John Russell
    ---------------------------------
Name: John Russell
      -------------------------------
Title: President
       ------------------------------


MICHIGAN ELECTRIC TRANSMISSION COMPANY


By: /s/ Dennis DaPra
    ---------------------------------
Name: Dennis DaPra
      -------------------------------
Title: Vice President
       ------------------------------

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 53
FERC Electric Rate Schedule No. 1
EXECUTION COPY

EXHIBIT 1 - INTERCONNECTION POINTS (SUBSTATIONS) AS OF APRIL 29, 2002

SUBSTATION

1.   Abbe
2.   Alcona
3.   Alder Creek
4.   Alger
5.   Algoma
6.   Alma
7.   Almeda
8.   Alpena
9.   Alpine
10.  Amber
11.  American Bumper
12.  Aubil Lake
13.  Backus
14.  Bagley
15.  Bangor
16.  Bard Road
17.  Barry
18.  Bass Creek
19.  Batavia
20.  Bay Road
21.  Beals Road
22.  Becker
23.  Beecher
24.  Begole
25.  Bell Road
26.  Bennington
27.  Beveridge
28.  Bilmar
29.  Bingham
30.  Black River
31.  Blackman
32.  Blackstone
33.  Blinton
34.  Blue Water
35.  Bluegrass
36.  Boxboard
37.  Bricker
38.  Briggs & Stratton
39.  Bronco (CWIP)
40.  Broadmoor
41.  Broughwell
42.  Buck Creek
43.  Buick Stewart
44.  Bullock
45.  Calhoun
46.  Camelot Lake
47.  Canal
48.  Cannon
49.  Carter
50.  Cedar Springs
51.  Cement City
52.  Chase
53.  Clare
54.  Claremont
55.  Clearwater
56.  Cleveland
57.  Cobb
58.  Cochran
59.  Colby Road
60.  Cole Creek
61.  Convis
62.  Cork Street
63.  Cornell
64.  Cottage Grove
65.  Cowan Lake
66.  Croton
67.  Dean Road
68.  Deja
69.  Delaney
70.  Delhi
71.  Denso Jackson
72.  Derby
73.  Dort
74.  Dow Corning
75.  Dowling
76.  Drake Road
77.  Dupont
78.  Duquite
79.  Dutton
80.  East Paris
81.  East Tawas
82.  Easton
83.  Edenville
84.  Emmet
85.  Englishville
86.  Eureka

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 54
FERC Electric Rate Schedule No. 1
EXECUTION COPY

87.  Farr Road
88.  Felch Road
89.  Filer City
90.  Foundry
91.  Four Mile
92.  Gallagher
93.  Garfield
94.  Gaylord
95.  Gleaner
96.  Grand Blanc BOC
97.  Greenwood
98.  Grey Iron
99.  Grout
100. Hackett
101. Hagadorn
102. Hager Park
103. Halsey
104. Hazelwood
105. Hemphill
106. Higgins
107. Hodenpyl
108. Holland Road
109. Hotchkiss
110. HSC
111. Hudsonville
112. Hughes Road
113. Hull Street
114. Iosco
115. Island Road
116. Jamestown
117. Kentwood
118. Keystone
119. Kipp Road
120. Kraft
121. Lafayette
122. Latimer
123. Lawndale
124. Layton
125. Leoni (CWIP)
126. Letts Road
127. Lewiston
128. Lindbergh
129. Lorin
130. Lovejoy
131. Malleable
132. Manlius
133. Marquette
134. McGulpin
135. MCV
136. Meadowbrooke
137. Mecosta
138. Michigan
139. Milham
140. Mio
141. Monitor
142. Moore Road
143. Morrow
144. Mullins
145. Muskegon Heights
146. Neff Road
147. Nineteen Mile Road
148. North Belding
149. North Corunna (CWIP)
150. Northern Fibre
151. Oakland
152. Page Avenue
153. Parr Road
154. Parshallville
155. Pasadena
156. Pavilion
157. Pigeon River
158. Piston Ring
159. Plaster Creek
160. Plywood
161. Port Calcite
162. Port Sheldon
163. Porter
164. Portsmouth
165. Progress Street
166. Race Street
167. Raisin
168. Ransom
169. Renaissance
170. Rice Creek
171. Riggsville
172. Rivertown
173. Riverview
174. Plymouth Street
175. Rockport/Presque Isle
176. Roedel Road
177. Saginaw River
178. Samaria

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 55
FERC Electric Rate Schedule No. 1
EXECUTION COPY

179. Sanderson
180. Savidge (CWIP)
181. Scott Lake
182. Seamless East
183. Spaulding
184. Spruce Road
185. Stacey
186. Stamping Plant
187. Steelcase
188. Stonegate
189. Stover
190. Stronach
191. Summerton
192. Tihart
193. Tinsman
194. Tippy
195. Trowbridge
196. Twelfth Street
197. Twilight
198. Twining
199. Upjohn
200. Vanderbilt
201. Verona
202. Vevay
203. Viking Lincoln
204. Vrooman
205. Wackerly
206. Warner
207. Warren
208. Washtenaw
209. Wayland
210. Weadock
211. Wealthy Street
212. Wexford
213. White Lake
214. White Road
215. Whiting
216. Whittemore
217. Willard
218. Zeeland

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 56
FERC Electric Rate Schedule No. 1
EXECUTION COPY

EXHIBIT 2 - CONTACT INFORMATION FOR LOCAL DISTRIBUTION COMPANY'S
REPRESENTATIVES AND TRANSMISSION
PROVIDER'S REPRESENTATIVES

LOCAL DISTRIBUTION COMPANY

CONSUMERS ENERGY
4000 CLAY AVE SW, PO BOX 201
GRAND RAPIDS, MI 49501-0201

ATTN: EXECUTIVE MANAGER - ELECTRIC SYSTEM OPERATIONS

TRANSMISSION PROVIDER

MICHIGAN ELECTRIC TRANSMISSION COMPANY:
540 AVIS DRIVE, SUITE H
ANN ARBOR, MI 48108

ATTN: EXECUTIVE VICE-PRESIDENT AND CHIEF OPERATING OFFICER

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 57
FERC Electric Rate Schedule No. 1
EXECUTION COPY

EXHIBIT 3

SPECIAL MANUFACTURING CONTRACTS INFLUENCED BY TRANSMISSON SYSTEM

                              PAYMENT PER DISRUPTION EVENT
                             -----------------------------
CUSTOMER      SUBSTATION     INTERRUPTION    VOLTAGE  SAG
--------   ---------------   ------------   --------------
GM         BUICK STEWART       $150,000     NOT APPLICABLE
           MALLEABLE           $150,000     NOT APPLICABLE
           FLORENCE ST.        $150,000     NOT APPLICABLE
           GRAND BLANC BOC     $100,000     NOT APPLICABLE
           GREY IRON           $150,000     NOT APPLICABLE
           STAMPING PLANT      $100,000     NOT APPLICABLE

DELPHI     HOLLAND RD.         $150,000     NOT APPLICABLE

NOTES FOR GM & DELPHI:

     1.   NO PAYMENTS FOR VOLTAGE SAGS.

     2.   CUMULATIVE ANNUAL PAYMENT IS CAPPED AT $3,000,000.

     3.   INITIAL TERM OF GM AND DELPHI CONTRACTS EXPIRE IN 2005.

     4.   CONTRACTS MAY BE EXTENDED TO 2010 BY MUTUAL AGREEMENT.

                                                                 EVENT #
                                                                ---------
DOW CORNING     CARTER            ($15,000)       ($15,000)     no events
                                   $15,000               0      1st/yr
                                   $15,000         $15,000      2nd/yr
                                   $55,000     NOT APPLICABLE   3rd/yr

DOW CORNING     DOW CORNING       ($25,000)       ($25,000)     no events
                                   $25,000               0      1st/yr
                                   $35,000         $25,000      2nd/yr
                                  $105,000     NOT APPLICABLE   3rd/yr

HEMLOCK         HSC               ($40,000)        ($20,000)    no events
SEMICONDUCTOR                      $40,000                0     1st/yr
                                   $60,000          $20,000     2nd/yr
                                  $150,000     NOT APPLICABLE   3rd/yr

HEMLOCK         SILICON       NOT APPLICABLE       ($15,000)    no events
SEMICONDUCTOR                 NOT APPLICABLE              0     1st/yr
                              NOT APPLICABLE              0     2nd/yr
                              NOT APPLICABLE              0     3rd/yr
                              NOT APPLICABLE        $15,000     4th/yr

NOTES FOR DOW CORNING & HEMLOCK SEMICONDUCTOR:

     1.   IF NO EVENTS IN A YEAR, PAYMENT IS MADE TO CONSUMERS.

     2.   MAXIMUM # OF PAYABLE EVENTS/YR IS 3 FOR INTERRUPTIONS & 1 FOR SAGS.

     3.   WEATHER RELATED EVENTS ARE NOT PAYABLE.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 58
FERC Electric Rate Schedule No. 1
EXECUTION COPY

EXHIBIT 4 - METERING SPECIFICATIONS

PERFORMANCE CRITERIA:

     1. Meters shall meet or exceed the latest version of ANSI C12.16 (Standard for Solid State Electricity Meters) specifications for solid state metering.

     2. Current transformers used for metering shall meet or exceed an accuracy class of 0.3%. Secondary connected burdens shall not exceed rated burden of any current transformer. Current transformers shall comply with most current applicable ANSI Standards including C57.13 (IEEE Standard Requirements for Instrument Transformers) and C12.11 (Instrument Transformers for Revenue Metering 10 kV BIL through 350 kV
          BIL). Meter installations shall comply with manufacturer's accuracy and burden class information on the nameplate of each device.

     3. Voltage transformers used for metering shall meet or exceed an accuracy class of 0.3%. Secondary connected burdens shall not exceed rated burden of any voltage transformer. Voltage transformers shall comply with most current applicable ANSI Standards including C57.13 (IEEE Standard Requirements for Instrument Transformers), and C12.11 (Instrument Transformers for Revenue Metering 10 kV BIL through 350 kV
          BIL). Meter installations shall comply with manufacturer's accuracy and burden class information on the nameplate of each device.

     4. PT secondary circuits shall have a disconnect switch installed which provides a visible air gap for worker safety, and which allows for attachment of a protective safety tag.

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC                Original Sheet No. 59
FERC Electric Rate Schedule No. 1
EXECUTION COPY

EXHIBIT 5

Respective Ownership of Substation Facilities As of April 29, 2002

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC               Original Sheet No. 111
FERC Electric Rate Schedule No. 1
EXECUTION COPY

EXHIBIT 6 - Jointly Owned Assets Ownership by Percent of Major Equipment As of April 1, 2001

                                   SUBSTATIONS
                              Jointly Owned Assets
                    Percentage Split by Major Equipment Count

                                                         GENERATION OWNED
                                                             BY LOCAL
                                                           DISTRIBUTION     THIRD-PARTY OWNED
                           DISTRIBUTION   TRANSMISSION        COMPANY           GENERATION
                           ------------   ------------   ----------------   -----------------
BARD ROAD SUBSTATION           62.50          37.50
BATAVIA SUBSTATION             70.00          30.00
BEALS RD SUBSTATION            80.95          14.29             4.76
BEECHER SUBSTATION             85.71          14.29
BLACK RIVER SUBSTATION         80.00          20.00
BLACKSTONE SUBSTATION          70.83          29.17
BULLOCK SUBSTATION             76.19          23.81
CLAREMONT SUBSTATION           68.00          32.00
COBB PLANT SUBSTATION          47.22          25.00            27.78
CORNELL SUBSTATION             66.67          33.33
CROTON SUBSTATION              56.43          27.78            15.79
DELHI SUBSTATION               65.00          35.00
DORT SUBSTATION                70.83          29.17
EMMET SUBSTATION               92.31           7.69

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC               Original Sheet No. 112
FERC Electric Rate Schedule No. 1
EXECUTION COPY

FOUR MILE SUBSTATION           72.41          27.59
GALLAGHER SUBSTATION           16.67          83.33
GARFIELD SUBSTATION            75.00          25.00
GAYLORD SUBSTATION             44.45          22.22            33.33
HALSEY SUBSTATION              72.73          27.27
HEMPHILL SUBSTATION            72.73          27.27
KEYSTONE SUBSTATION             6.67          93.33
LAWNDALE SUBSTATION            82.35          17.65
MARQUETTE SUBSTATION           75.00          25.00
MCGULPIN SUBSTATION            55.56          44.44
MILHAM SUBSTATION              75.00          25.00
MIO 138 KV SUBSTATION           0.00         100.00
MOORE RD SUBSTATION            93.33           6.67
MORROW SUBSTATION              66.67          23.33             6.67              3.33*
N BELDING SUBSTATION           72.73          27.27
PLASTER CR SUBSTATION          25.00          75.00
RIGGSVILLE SUBSTATION          77.78          22.22
SAGINAW RIVER SUBSTATION       68.00          32.00                                5.0*
SPAULDING SUBSTATION           66.67          33.33
STRONACH SUBSTATION            85.71          14.29

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002

Michigan Electric Transmission Company, LLC               Original Sheet No. 113
FERC Electric Rate Schedule No. 1
EXECUTION COPY

TIPPY 138 KV SUBSTATION        20.00          80.00
TWINING SUBSTATION             76.92          23.08
VERONA SUBSTATION              66.67          33.33
WEADOCK SUBSTATION             33.33          23.08            43.59
WEALTHY ST SUBSTATION          85.71          14.29
WHITE LK SUBSTATION            78.57          21.43
WHITING PLANT SUBSTATION       26.32          31.58            42.10

*    Generation connected at 120 kV or above

Issued By: Julie A. Morrow                                Effective: May 1, 2002
           Executive Vice President &
           Chief Operating Officer
Issued On: May 13, 2002